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                                                                  EXHIBIT 10.42

                             SERIES A NOTE AGREEMENT

                          DATED AS OF NOVEMBER 9, 1994

                                     BETWEEN

                              HANOVER DIRECT, INC.

                                       AND

                          NORWEST BANK MINNESOTA, N.A.,
                           AS TRUSTEE AND PAYING AGENT

                                   $10,000,000
                              HANOVER DIRECT, INC.
                              FLEXIBLE TERM NOTES,
                                    SERIES A




                                      B-2

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                                TABLE OF CONTENTS

                 ARTICLE I DEFINITIONS AND RULES OF CONSTRUCTION
                                                                            PAGE
SECTION 1.01.  DEFINITIONS.................................................   3
SECTION 1.02.  RULES OF CONSTRUCTION.......................................   9

                          ARTICLE II THE SERIES A NOTES

SECTION 2.01.  AUTHORIZATION OF SERIES A NOTES; FORM OF SERIES A; DETAILS
                    OF SERIES A NOTES......................................  10
SECTION 2.02.  INTEREST ON THE SERIES A NOTES..............................  11
SECTION 2.03.  EXECUTION AND AUTHENTICATION................................  13
SECTION 2.04.  SERIES A NOTE REGISTER......................................  13
SECTION 2.05.  REGISTRATION AND EXCHANGE OF SERIES A NOTES; PERSONS TREATED
                    AS OWNERS..............................................  14
SECTION 2.06.  AUTHORIZATION OF SERIES A NOTES.............................  14
SECTION 2.07.  BOOK-ENTRY SYSTEM; RECORDING AND TRANSFER OF OF THE
                    SERIES A NOTES.........................................  17
SECTION 2.08.  MUTILATED, LOST, STOLEN, DESTROYED OR UNDELIVERED
                    SERIES A NOTES.........................................  18
SECTION 2.09.  CANCELLATION OF SERIES A NOTES..............................  19

                ARTICLE III REDEMPTION, PURCHASE AND REMARKETING

SECTION 3.01.  REDEMPTION OF SERIES A NOTES................................  20
SECTION 3.02.  REDEMPTION DATE.............................................  22
SECTION 3.03.  SELECTION OF SERIES A NOTES TO BE REDEEMED..................  22
SECTION 3.04.  NOTICE OF REDEMPTION........................................  23
SECTION 3.05.  PAYMENT OF SERIES A NOTES CALLED FOR REDEMPTION; EFFECT OF
                    REDEMPTION.............................................  24
SECTION 3.06.  SERIES A NOTES REDEEMED IN PART.............................  24
SECTION 3.07.  PURCHASE OF SERIES A NOTES..................................  24
SECTION 3.08.  REMARKETING OF PURCHASED SERIES A NOTES.....................  25

          ARTICLE IV PAYMENT OF SERIES A NOTES AND CREATION OF SERIES A
                              LETTER OF CREDIT FUND

SECTION 4.01.  PAYMENT OF SERIES A NOTES...................................  28
SECTION 4.02.  CREATION OF SERIES A LETTER OF CREDIT FUND. ................  28
SECTION 4.03.  FUNDS RECEIVED; APPLICATION OF MONEY IN SERIES A LETTER OF
                    CREDIT FUND. ..........................................  29
SECTION 4.04.  MONEYS TO BE HELD IN TRUST.  ...............................  30
SECTION 4.05.  INVESTMENT OF MONEYS.  .....................................  30

                       ARTICLE V SERIES A LETTER OF CREDIT

SECTION 5.01.  REQUIREMENTS FOR SERIES A LETTER OF CREDIT.  ...............  32
SECTION 5.02.  DRAWS ON SERIES A LETTER OF CREDIT; EXTENSIONS. ............  32
SECTION 5.03.  SUBSTITUTE SERIES A LETTER OF CREDIT........................  34
SECTION 5.04.  ENFORCEMENT OF THE SERIES A LETTER OF CREDIT.  .............  35


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                ARTICLE VI GENERAL COVENANTS AND REPRESENTATIONS

SECTION 6.01.  PAYMENT OF PRINCIPAL, INTEREST AND PREMIUM.  ...............  37
SECTION 6.02.  COVENANT TO PERFORM AND  REPRESENTATIONS AND WARRANTIES OF THE
                    BORROWER AS TO AUTHORITY, ETC.  .......................  37
SECTION 6.03.  FURTHER INSTRUMENTS AND ACTIONS.  ..........................  38
SECTION 6.04.  ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
                    BORROWER.  ............................................  38

                        ARTICLE VII DEFAULTS AND REMEDIES

SECTION 7.01.  EVENTS OF DEFAULT.  ........................................  39
SECTION 7.02.  ACCELERATION AND DUTY TO DRAW ON SERIES A LETTER OF CREDIT..  39
SECTION 7.03.  DISPOSITION OF AMOUNTS DRAWN ON SERIES A LETTER OF CREDIT...  40
SECTION 7.04.  NO REMEDY EXCLUSIVE.  ......................................  40
SECTION 7.05.  APPLICATION OF MONEYS.  ....................................  41
SECTION 7.06.  WAIVERS OF EVENTS OF DEFAULT.  .............................  41
SECTION 7.07.  UNCONDITIONAL RIGHT TO RECEIVE PRINCIPAL, PREMIUM AND
                    INTEREST...............................................  42
SECTION 7.08.  [RESERVED].  ...............................................  42
SECTION 7.09.  BANK DEEMED HOLDER.  .......................................  42

             ARTICLE VIII TRUSTEE, REMARKETING AGENT AND PAYING AGENT

SECTION 8.01.  DUTIES OF TRUSTEE...........................................  43
SECTION 8.02.  RIGHTS OF TRUSTEE...........................................  44
SECTION 8.03.  INDIVIDUAL RIGHTS OF TRUSTEE, ETC...........................  45
SECTION 8.04.  TRUSTEE'S DISCLAIMER.  .....................................  45
SECTION 8.05.  NOTICE OF DEFAULTS.  .......................................  45
SECTION 8.06.  COMPENSATION AND INDEMNIFICATION OF TRUSTEE.  ..............  45
SECTION 8.07.  ELIGIBILITY OF TRUSTEE.  ...................................  45
SECTION 8.08.  REPLACEMENT OF TRUSTEE.  ...................................  46
SECTION 8.09.  DUTIES OF REMARKETING AGENT.................................  47
SECTION 8.10.  ELIGIBILITY OF REMARKETING AGENT; REPLACEMENT.  ............  47
SECTION 8.11.  DUTIES OF PLACEMENT AGENT...................................  48
SECTION 8.12.  ELIGIBILITY OF PLACEMENT AGENT; REPLACEMENT.  ..............  48
SECTION 8.13.  APPOINTMENT OF AND DUTIES OF PAYING AGENT.   ...............  49
SECTION 8.14.  QUALIFICATIONS OF PAYING AGENT; RESIGNATION; REMOVAL.  .....  49
SECTION 8.15.  SUCCESSOR TRUSTEE, PAYING AGENT OR REMARKETING AGENT BY
                    MERGER ................................................  50
SECTION 8.16.  TRUSTEE'S COVENANT AS TO BANK NOTES.  ......................  50
SECTION 8.16.  TRUSTEE AND PAYING AGENT AS ONE ENTITY.  ...................  51

                       ARTICLE IX AMENDMENTS OF AGREEMENT

SECTION 9.01.  WITHOUT CONSENT OF NOTEHOLDERS.  ...........................  52
SECTION 9.02.  WITH CONSENT OF NOTEHOLDERS.  ..............................  53
SECTION 9.03.  EFFECT OF CONSENTS.  .......................................  53
SECTION 9.04.  NOTATION ON OR EXCHANGE OF SERIES A NOTES.  ................  53
SECTION 9.05.  SIGNING BY TRUSTEE OF AMENDMENTS.  .........................  53
SECTION 9.06.  BANK AND REMARKETING AGENT CONSENT REQUIRED.   .............  54


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SECTION 9.07.  NOTICE TO NOTEHOLDERS.  ....................................  54

                             ARTICLE X MISCELLANEOUS

SECTION 10.01.  NOTICES....................................................  55
SECTION 10.02.  NOTEHOLDERS' CONSENTS.  ...................................  56
SECTION 10.03.  NOTICES TO RATING AGENCY.  ................................  57
SECTION 10.04.  LIMITATION OF RIGHTS.  ....................................  57
SECTION 10.05.  SEVERABILITY.  ............................................  57
SECTION 10.06.  PAYMENTS DUE ON NON-BUSINESS DAYS.  .......................  58
SECTION 10.07.  GOVERNING LAW.  ...........................................  58
SECTION 10.08.  COUNTERPARTS.  ............................................  58
SECTION 10.09.  BINDING EFFECT.  ..........................................  59

EXHIBIT A - FORM OF SERIES A NOTE.......................................... A-1
EXHIBIT B - NOTICE OF MANDATORY REPURCHASE................................. B-1





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                             SERIES A NOTE AGREEMENT


         THIS SERIES A NOTE AGREEMENT dated as of November 9, 1994 between HANOVER DIRECT, INC., a Delaware corporation (the "Borrower"), and NORWEST BANK MINNESOTA, N.A., a national banking association organized under the laws of the United States of America and having its principal office in Minneapolis, Minnesota (the "Trustee"), as trustee of the Series A Letter of Credit (hereinafter defined) and as Paying Agent (hereinafter defined) for the Series A Notes (hereinafter defined);

                              W I T N E S S E T H:

         WHEREAS, the Borrower intends to issue and sell its interest bearing flexible term notes in substantially the form of Exhibit A attached hereto (the "Series A Notes"; individually, a "Series A Note") in an aggregate principal amount not to exceed Ten Million Dollars ($10,000,000) (the "Series A Facility Amount"), and to use the proceeds from such issuance and sale (together with the proceeds from the issuance and sale of a subsequent series of notes) to refinance and/or finance certain construction, refurbishment and related costs of an approximately 530,000 square foot distribution facility of the Borrower located in Roanoke, Virginia and a new retail store of Gump's, Inc., a subsidiary of the Borrower, located in San Francisco, California (the "Project"); and

         WHEREAS, the payment when due of the principal of, interest on and Purchase Price (hereinafter defined) of the Series A Notes will be supported, to the extent provided therein, by the Series A Letter of Credit issued in favor of the Trustee by the Bank (hereinafter defined) in the initial amount of $10,145,833, representing the Series A Facility Amount (hereinafter defined) plus 35 days interest on such amount computed at the Maximum Rate (hereinafter defined), on the basis of actual number of days elapsed in a year of 360 days, all pursuant to and as more fully set forth in the Reimbursement Agreement (hereinafter defined); and

         WHEREAS, the Borrower has requested that the Trustee act (i) hereunder for the benefit of the Noteholders (hereinafter defined) to perform certain services in connection with the issuance, authentication and delivery of, the registration, transfer and exchange of, and the payment of principal, interest and Purchase Price with respect to the Series A

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Notes issued hereunder and (ii) as the custodian of the Series A Letter of
Credit for the benefit of the Noteholders, and the Trustee is willing to accept such appointments and perform such services on the terms and subject to the conditions set forth herein; and

         WHEREAS, the Borrower has requested that NationsBank of North Carolina, N.A. act as its agent hereunder to perform certain services in connection with the placement of the Series A Notes upon issuance thereof, and NationsBank of North Carolina, N.A. is willing to accept such appointment and perform such services on the terms and subject to the conditions set forth herein and in the Placement Agreement (hereinafter defined); and

         WHEREAS, the Borrower has requested that NationsBank of North Carolina, N.A. act as its agent hereunder to perform certain services in connection with the remarketing of Series A Notes tendered for purchase and the determination of the interest rates and interest periods with respect to the Series A Notes, and NationsBank of North Carolina, N.A. is willing to accept such appointment and perform such services on the terms and subject to the conditions set forth herein and in the Remarketing Agreement (hereinafter defined); and

         WHEREAS, the Borrower and the Trustee desire to set forth certain of the terms and conditions with respect to the issuance of the Series A Notes;

         NOW, THEREFORE, the parties hereto agree as follows:



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                                    ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION

         SECTION 1.01. DEFINITIONS. For all purposes of this Agreement, unless the context requires otherwise, the following terms shall have the following meanings:

         "AFFILIATE" means singularly and collectively, any Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, the Borrower, and the legal representative, successor or assign of any such Person. For purposes of this definition, a Person shall be deemed to be "controlled by" the Borrower if the Borrower possesses, directly or indirectly, power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

         "AGREEMENT" means this Series A Note Agreement, as it may be amended from time to time in accordance with its terms.

         "AUTHORIZED DENOMINATIONS" means with respect to all Series A Notes $100,000 or any integral multiple of $100,000 in excess thereof.

         "BALANCE CERTIFICATE AGREEMENT" means the Balance Certificate Agreement dated as of the date hereof between the Trustee, as transfer agent, and DTC, as Securities Depository, governing the mechanisms for the registration of transfer of the Series A Notes while the Series A Notes are held pursuant to a book-entry system maintained by DTC.

         "BANK" means the issuer of the Series A Letter of Credit, initially NationsBank of North Carolina, N.A. and upon the issuance and delivery of a Substitute Series A Letter of Credit, shall mean the issuer of such Substitute Series A Letter of Credit.

         "BANK NOTES" means any Series A Notes purchased with proceeds from a draw under the Series A Letter of Credit and pledged to the Bank under the Reimbursement Agreement, including, in the event a book-entry system with respect to the Series A Notes is in effect, any beneficial ownership interest therein; provided that in the event that the Bank fails to honor a drawing under the Series A Letter of Credit to fund such a purchase and the Borrower purchases such Series A Notes with its own funds, "Bank Notes" shall include such Series A Notes except that such Series A Notes shall not be pledged to the Bank under the Reimbursement Agreement.



                                        3

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         "BANKRUPTCY COUNSEL" means any counsel nationally recognized in bankruptcy matters which is independent of the Borrower and is reasonably acceptable to the Trustee.

         "BENEFICIAL OWNER" or "BENEFICIAL OWNER" means the holder of the beneficial ownership interest in each Series A Note as evidenced on (i) if such Series A Note is held pursuant to a book-entry system, the books maintained by the Securities Depository (and, as applicable, its participants or persons acting through such participants), as more fully described in the Letter of Representations, or (ii) if such Series A Note is not held pursuant to a book-entry system, the register maintained by the Paying Agent.

         "BORROWER" means Hanover Direct, Inc., a Delaware corporation, and any successor thereto.

         "BORROWER REPRESENTATIVE" means a Person at the time designated to act on behalf of the Borrower by a written instrument furnished to the Trustee containing the specimen signature of such person and signed on behalf of the Borrower by such Person's President, any Executive Vice President, any Senior Vice President, any Vice President or the Chairman of such Person's Board of Directors, or, in the case of a Person other than a corporation, the person or persons having comparable positions or roles. The certificate may designate an alternate or alternates.

         "BUSINESS DAY" means any day other than (a) a Saturday or Sunday, (b) a day on which commercial banks in New York, New York, or in the city or cities in which the corporate trust office of the Trustee or the Paying Agent, the primary office of the Remarketing Agent or the Placement Agent or the paying office of the Bank are authorized by law or executive order to close or (c) a day on which the New York Stock Exchange is closed. For purposes of this definition, "paying office of the Bank" means the Bank office responsible for making payments under any Series A Letter of Credit.

         "CEDE & CO." means Cede & Co., the nominee of DTC or any successor nominee of DTC with respect to the Series A Notes.

         "CREDIT MODIFICATION" means and shall be deemed to occur upon the acceptance of a Substitute Series A Letter of Credit by the Trustee if (a) as a result of such acceptance, the rating then assigned to the Series A Notes by any Rating Agency then rating the Series A Notes would be lowered or eliminated or
(b) in the event the Series A Notes are not then rated, the issuer of such Substitute Series A Letter of Credit has (i) senior debt or long-term bank deposits which are rated by a Rating Agency at a lower rating than the rating then assigned to the senior debt or long-term bank deposits of the issuer of the expiring Series A


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

Letter of Credit, or (ii) outstanding letters of credit or other similar instruments supporting debt obligations which are rated by a Rating Agency at a lower rating than the rating assigned to debt obligations supported with letters of credit or similar instruments issued by the issuer of the expiring Series A Letter of Credit.

         "DATE OF ISSUANCE" means the date upon which the Series A Notes are issued, authenticated and delivered in accordance with Section 2.06.

         "DTC" means The Depository Trust Company, a limited purpose company organized under the laws of the State of New York, and its successors and assigns.

         "EVENT OF DEFAULT" is defined in Section 7.01.

         "INTEREST PAYMENT DATE" means the first day after the last day of each Interest Period.

         "INTEREST PERIOD" means, with respect to any Series A Note, each period of between one (1) and one hundred eighty (180) days established from time to time in accordance with Section 2.02(a).

         "INTEREST RATE" means, with respect to any Series A Note, the term, nonvariable interest rate on such Series A Note established from time to time in accordance with Section 2.02(a). In no event shall the Interest Rate exceed the Maximum Rate.

         "INTEREST RESERVE ACCOUNT" means the Interest Reserve Account of the Series A Letter of Credit Fund created by Section 4.02.

         "LETTER OF REPRESENTATIONS" has the meaning given to that term in
Section 2.07.

         "MATURITY DATE" means October 1, 2009.

         "MAXIMUM RATE" means the lesser of (a) the highest interest rate which may be borne by the Series A Notes under State law and (b) fifteen percent (15%) per annum.

         "NOTICE OF MANDATORY PURCHASE" means that notice required to be prepared and given by the Trustee pursuant to Section 3.07.

         "OFFERING MEMORANDUM" means, collectively, the Preliminary Private Placement Memorandum of the Borrower dated October 25, 1994 and the Private Placement Memorandum of the Borrower dated as of the date of the initial issuance of Series A Notes hereunder, each prepared in connection with the initial offering of the Series A Notes, as the same may be amended or supplemented.


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         "OPINION OF COUNSEL" means a written opinion of counsel who is reasonably acceptable to the Trustee, the Bank, the Placement Agent and the Remarketing Agent. The counsel may be an employee of or counsel to the Borrower, the Placement Agent, the Remarketing Agent, the Bank or the Trustee.

         "OUTSTANDING" when used with reference to Series A Notes means all Series A Notes which have been authenticated and delivered by the Paying Agent under this Agreement, except the following:

                  (a) Series A Notes cancelled, or purchased by or delivered to the Paying Agent for cancellation, pursuant to the provisions of this Agreement;

                  (b) Series A Notes that have become due (at maturity or on redemption, acceleration or otherwise) and for the payment of which, including interest accrued to the due date, sufficient moneys are held by the Paying Agent; and

                  (c) Series A Notes in lieu of which others have been authenticated under Section 2.05 (relating to registration and exchange of Series A Notes) or Section 2.08 (relating to mutilated, lost, stolen, destroyed or undelivered Series A Notes).

         "OWNER", "OWNERS", "NOTEHOLDER" "NOTEHOLDER", "HOLDER", "HOLDER" or words of similar import means: (a) in the event that the book-entry system of evidence and transfer of ownership of the Series A Notes is employed pursuant to
Section 2.07, the Securities Depository Nominee, and (b) in all other cases, the registered owner or owners of any Series A Note as shown on the register maintained by the Paying Agent.

         "PARTICIPANTS" means securities brokers and dealers, banks, trust companies and clearing corporations which have access to the Securities Depository's system.

         "PAYING AGENT" shall mean the issuing and paying agent with respect to the Series A Notes, initially Norwest Bank Minnesota, N.A.

         "PERMITTED INVESTMENTS" means:

                  (i) investments in direct obligations of the United States of America or any agency or instrumentality of the United States of America, the payment or guarantee of which constitutes a full faith and credit obligation of the United States of America or any agency or instrumentality thereof; provided, that such obligations mature within one year from the date of acquisition thereof;

                  (ii) investments in certificates of deposit maturing within one year from the date of acquisition issued by a bank or trust company organized under the laws of the United States of America or any state thereof having capital surplus and undivided

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

profits aggregating at least $100,000,000 and having ratings from each Rating Agency then rating the Series A Notes at least equivalent to each such Rating Agency's then current rating on the Series A Notes and which are fully secured by obligations described in paragraph (i) above; and

                  (iii) investments in money-market instruments rated by each Rating Agency then rating the Series A Notes at least equivalent to each such Rating Agency's then current rating on the Series A Notes.

         "PERSON" means (a) any individual, (b) any corporation, partnership, joint venture, association, joint-stock company, business trust or unincorporated organization, or grouping of any such entities, in each case formed or organized under the laws of the United States of America, any state thereof or the District of Columbia or (c) the United States of America or any state thereof, or any political subdivision of either thereof, or any agency, authority or other instrumentality of any of the foregoing.

         "PLACEMENT AGENT" means initially NationsBank of North Carolina, N.A. and any successor agent or agents appointed from time to time pursuant to
Section 8.12.

         "PLACEMENT AGREEMENT" means the Placement Agreement dated as of November 9, 1994, between the Borrower and the Placement Agent with respect to the placement of the Series A Notes upon issuance thereof, and any and all modifications, alterations, amendments and supplements thereto.

         "PROJECT" means the refinancing and/or financing of certain construction, refurbishment and related costs of an approximately 530,000 square foot distribution facility of the Borrower located in Roanoke, Virginia and a new retail store of Gump's, Inc., a subsidiary of the Borrower located in San Francisco, California..

         "PURCHASE DATE" means, with respect to any Series A Notes, the date on which such Series A Notes are required to be purchased pursuant to Section 3.07(a).

         "PURCHASE PRICE" means an amount equal to 100% of the principal amount of any Series A Note tendered or deemed tendered to the Trustee for purchase pursuant to Section 3.07 hereof, plus accrued and unpaid interest thereon to, but excluding, the Purchase Date.

         "RATING AGENCY" means Moody's Investors Service, Inc., if such agency's ratings are in effect with respect to the Series A Notes, and Standard & Poor's Ratings Group, if such agency's ratings are in effect with respect to the Series A Notes, and their respective successors and assigns. If either such corporation ceases to act as a securities rating agency, the Borrower may, with the approval of the Placement Agent, the

Remarketing Agent and the Bank, appoint any nationally recognized securities rating agency as a replacement.

         "RECORD DATE" means, with respect to each Interest Payment Date, the Trustee's close of business on the Business Day next preceding such Interest Payment Date.

         "REIMBURSEMENT AGREEMENT" means (a) the Credit Facilities and Reimbursement Agreement dated as of October 12, 1994, by and among the Borrower, the financial lenders listed on the signature pages of the Reimbursement Agreement, including the Bank, and the Bank, as Agent, pursuant to which, among other things, the Series A Letter of Credit is issued by the Bank and delivered to the Trustee, and any and all modifications, alterations, amendments and supplements thereto and (b) any similar agreement between the Borrower and the issuer of a Substitute Series A Letter of Credit.

         "REMARKETING AGENT" means initially NationsBank of North Carolina, N.A. and any successor agent or agents appointed from time to time pursuant to
Section 8.10.

         "REMARKETING AGREEMENT" means (a) the Remarketing and Interest Services Agreement dated as of November 9, 1994, between the Remarketing Agent and the Borrower, with respect to the remarketing of the Series A Notes and the determination of interest rates and interest periods for the Series A Notes, and any and all modifications, alterations, amendments and supplements thereto and
(b) any agreement between the Borrower and any successor remarketing agent appointed pursuant to Section 8.10.

         "REMARKETING PROCEEDS" means funds received from purchasers (other than the Borrower or any Affiliate) of Series A Notes which have been remarketed by the Remarketing Agent as payment for such Series A Notes.

         "RESPONSIBLE OFFICER" means, when used with respect to the Trustee or the Paying Agent, any officer within the Corporate Trust Division (or any successor group of the Trustee or the Paying Agent) including any vice president, assistant vice president, assistant secretary or any other officer or assistant officer of the Trustee or the Paying Agent customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively.

         "SECURITIES DEPOSITORY" means, initially, DTC, or any successor or substitute securities depository selected by the Borrower (with the consent of the Trustee and the Remarketing Agent), which shall maintain a book-entry system in respect of the Series A Notes.

         "SECURITIES DEPOSITORY NOMINEE" means, as to any Securities Depository, such Securities Depository or the nominee of such Securities Depository in whose name there shall be registered on the register maintained by the Paying Agent the Series A Note

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

certificate to be delivered to and immobilized with the Paying Agent during continuation with such Securities Depository of participation in its book-entry system, and shall initially be Cede & Co.

         "SERIES A FACILITY AMOUNT" means $10,000,000, being the maximum aggregate principal amount of Series A Notes that may be issued hereunder.

         "SERIES A LETTER OF CREDIT" means an irrevocable letter of credit having the characteristics of a "credit" or "letter of credit" set forth in
Section 5-103 of the Uniform Commercial Code of the State of North Carolina (or, in the case of a Substitute Series A Letter of Credit, Section 5-103 of the Uniform Commercial Code of the state under whose laws such Substitute Series A Letter of Credit is governed) except that a Series A Letter of Credit (a) may not be revocable and (b) may only be issued by (i) a national bank, (ii) any banking institution organized under the laws of any state, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar officials or (iii) a branch or agency of a foreign bank, provided that the nature and extent of federal and/or state regulation and the supervision of the particular branch or agency is substantially equivalent to that applicable to federal or state chartered domestic banks doing business in the same jurisdiction and which meets the requirements of Section 5.01. Initially, the term "Series A Letter of Credit" shall mean the irrevocable letter of credit issued by the Bank to the Trustee in accordance with Section 5.01, supporting the payment of the principal of, interest on and Purchase Price of the Series A Notes, including any permitted supplements or amendments and any renewals or extensions thereof, and, upon the expiration or termination of the Series A Letter of Credit and the issuance and delivery of a Substitute Series A Letter of Credit meeting the requirements set forth in this paragraph and in Sections
5.01 and 5.03, "Series A Letter of Credit" shall mean such Substitute Letter of Credit.

         "SERIES A LETTER OF CREDIT FUND" means the Series A Letter of Credit Fund created by Section 4.02.

         "SERIES A NOTE DOCUMENTS" mean the Series A Note, the Series A Note Agreement, the Series A Letter of Credit, the Placement Agreement, the Remarketing Agreement and the Reimbursement Agreement.

         "STATE" means the State of  New York.

         "SUBSTITUTE SERIES A LETTER OF CREDIT" shall have the meaning set forth in Section 5.03.

         "TRUSTEE" means the entity identified as such in the heading of this Agreement and such entity's successors under this Agreement.


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

         SECTION 1.02. RULES OF CONSTRUCTION. Unless the context otherwise requires,

                  (a) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles applied on a consistent basis;

                  (b) references to Articles and Sections are to the Articles and Sections of this Agreement;

                  (c) terms defined elsewhere in this Agreement shall have the meanings therein prescribed for them;

                  (d) words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders;

                  (e) headings used in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof;

                  (f) each reference herein or in the Series A Notes to a percentage of Series A Notes required for notices, consents or for any other reason shall be deemed to refer to Series A Notes then Outstanding; and

                  (g) all references herein to time shall be Charlotte, North Carolina time unless otherwise expressly stated.

                                END OF ARTICLE I

                                   ARTICLE II

                               THE SERIES A NOTES

         SECTION 2.01. AUTHORIZATION OF SERIES A NOTES; FORM OF SERIES A NOTES; DETAILS OF SERIES A NOTES.

                  (a) AUTHORIZATION OF SERIES A NOTES; FORM OF SERIES A NOTES. The Borrower hereby authorizes and creates under this Series A Note Agreement an issue of Series A Notes to be designated "Hanover Direct, Inc. Flexible Term Notes, Series A." The total principal amount of Series A Notes that may be issued and outstanding hereunder shall not exceed the Series A Facility Amount (except as provided in Section 2.08 with respect to replacement of mutilated, lost, stolen, destroyed or undelivered Series A Notes). The Series A Notes are issuable in registered form without coupons in Authorized Denominations only, and shall be substantially in the form of Exhibit A to this Agreement, with appropriate variations, omissions, insertions, notations, legends or endorsements required by law or usage or permitted or required by this Agreement. The Series A Notes may be in printed or typewritten form. No Series A Notes may be issued under the provisions of this Agreement except in accordance with this Article.

                  (b) DETAILS OF SERIES A NOTES. Each Series A Note will be dated the date of its original authentication and delivery hereunder and all Series A Notes shall mature, subject to prior redemption or repurchase, on the Maturity Date. Interest on each Series A Note shall be computed from the Interest Payment Date applicable to such Series A Note next preceding the date of authentication thereof, unless such authentication date (i) is prior to the first Interest Payment Date following the initial delivery of the Series A Notes, in which case interest shall be computed from such initial delivery date, or (ii) is an Interest Payment Date, in which case interest shall be computed from such authentication date; provided, that if interest on the Series A Notes is in default, Series A Notes shall bear interest from the last date to which interest has been paid.

                  The principal and Purchase Price of and interest on the Series A Notes shall be payable in lawful currency of the United States of America. The principal and Purchase Price of the Series A Notes shall be payable at the principal corporate trust office of the Paying Agent upon presentation and surrender of such Series A Notes as the same shall become due and payable. Payments of interest on the Series A Notes will be mailed, except as otherwise provided herein, to the persons in whose names the Series A Notes are registered on the register of the Paying Agent at the close of business on the Record Date next preceding each Interest Payment Date, including, when a book-entry system is in effect with respect to some or all of the Series A Notes, Persons, including the Participants, who are registered as owning beneficial interests in the Series A Notes on the registration books of the Securities Depository; provided that, any Holder (or beneficial owner, if Series A Notes are held under a book-entry system) of a Series A Note or Series A Notes in an aggregate principal amount of not less than $500,000 may, by prior written instructions filed with the Paying Agent (which instructions shall remain in effect until revoked by subsequent written instructions), instruct that interest payments for any period be made by wire transfer to an account in the continental United States or other means acceptable to the Paying Agent. Series A Notes will be numbered from 1 upward as determined by the Trustee and will contain the designation "R."

         SECTION 2.02. INTEREST ON THE SERIES A NOTES. The Series A Notes will bear interest as herein provided from the date thereof until paid in full. Interest accrued on each Series A Note shall be paid on the applicable Interest Payment Date therefor. The Interest Rate on the Series A Notes will be determined as provided in this Section 2.02; provided that the Interest Rate shall not exceed the Maximum Rate. The amount of interest payable on any Interest Payment Date shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

                  (a) INTEREST PERIOD AND INTEREST RATE DETERMINATION METHOD. There shall be established and reestablished for each of the Series A Notes an Interest Period, and each of the Series A Notes shall bear interest at the Interest Rate for such Series A Note during the applicable Interest Period. The Interest Period and corresponding Interest Rate for each Series A Note shall be determined by the Remarketing Agent initially no later than the first day of the Interest Period and thereafter on the first day of each succeeding Interest Period or on a Business Day selected by the Remarketing Agent not more than five Business Days prior to the first day of such succeeding Interest Period. Each Interest Period for any Series A Note shall be a period, not less than one (1) nor more than one hundred eighty (180) days, determined by the Remarketing Agent in its sole discretion to be the period which, together with all other Interest Periods for all Series A Notes then Outstanding, will result in the lowest overall interest expense on the Series A Notes over the next succeeding one hundred eighty (180) days; provided, however, that:

                  (i) each Interest Period shall end on a day which immediately precedes a Business Day, or on the day prior to the Maturity Date;

                  (ii) if the Remarketing Agent shall not have determined an Interest Period for any Series A Note or if for any reason an Interest Period for any Series A Note determined by the Remarketing Agent shall be held to be invalid or unenforceable by a court of law, such Interest Period shall have seven days or, if the last day of such Interest Period would fall on or after the Maturity Date, such Interest Period shall end on the day preceding the Maturity Date;

                  (iii) no Interest Period shall extend beyond the fifth (5th) Business Day prior to the stated expiration date of the Series A Letter of Credit or Substitute Series A Letter of Credit then in effect, unless a Substitute Series A Letter of Credit, which will not result in a Credit Modification has been timely delivered and accepted by the Trustee pursuant to the terms of Section 5.03;

                  (iv) if, pursuant to Section 5.03(a)(iii), the Remarketing Agent has approved a Substitute Series A Letter of Credit which will result in a Credit Modification, no Interest Period commencing prior to the effective date of such Substitute Series A Letter of Credit shall extend beyond the effective date of such Substitute Series A Letter of Credit; and

                  (v) in the event any Series A Note is purchased with the proceeds from a draw under the Series A Letter of Credit, the Interest Period for such Series A Note will be determined for successive one-day terms until such Series A Note is remarketed and released by the Bank in accordance with
Section 3.08(d)(ii).

In determining the number of days in each Interest Period, the Remarketing Agent shall take into account the following factors: (1) all other Interest Periods for all of the Series A Notes, (2) general economic and market conditions relevant to the Series A Notes, (3) optional redemption dates, the notice of which it has been given, (4) the date and principal amount of any mandatory sinking fund redemption pursuant to Section 3.01(b), notice of which has been provided to the Remarketing Agent by the Trustee pursuant to Section 3.01(b)(ii), and (5) such other facts, circumstances and conditions as the Remarketing Agent determines in its sole discretion to be relevant.

                  The Interest Rate for each Interest Period for each Series A Note shall be the minimum rate of interest which, in the opinion of the Remarketing Agent, would be necessary to sell the Series A Note on such date of determination in a secondary market sale at the principal amount thereof. If the Remarketing Agent shall not have determined an Interest Rate with respect to any or all of the Series A Notes, the Interest Rate for such Series A Notes shall be identical to the immediately preceding Interest Rate for such Series A Notes. If for any reason an Interest Rate determined by the Remarketing Agent for any Interest Period shall be held to be invalid or unenforceable by a court of law, the

Interest Rate for such Interest Period shall be a rate per annum equal to 125% of the rate published in the most recent edition of The Bond Buyer for 30-day prime commercial paper or, if The Bond Buyer no longer publishes such information, such other publication or provider of such information as the Remarketing Agent shall select.

                  (b) NOTIFICATION OF INTEREST PERIOD AND INTEREST RATE; CALCULATION OF INTEREST. The Remarketing Agent will notify the Paying Agent in writing (which may be in telecopy form) or by telephone promptly confirmed in writing by 10:00 a.m. on the first Business Day of each Interest Period with respect to any Series A Note, of the identity of such Series A Note, the length of such Interest Period, the Interest Rate therefor and the principal amount of such Series A Note, and, upon the request of the Borrower or the Bank, the Paying Agent shall promptly (but in no event later than the end of such Business
Day) after its receipt of such information, forward such information to the Borrower and the Bank. The failure by the Remarketing Agent or the Paying Agent, as applicable, to give any such notice shall not affect the change in the Interest Period and/or Interest Rate.

                  Using the Interest Rates and Interest Periods supplied by the Remarketing Agent, the Trustee will (i) calculate the amount of interest payable on the Series A Notes and (ii) take action as set forth in Section 5.02 such that timely payment of such interest is made under Section 4.02.

                  The establishment of the Interest Rates and the Interest Periods as provided in this Agreement will be conclusive and binding on the Borrower, the Bank, the Trustee, the Paying Agent, the Remarketing Agent and the Noteholders. The calculation of interest payable on the Series A Notes as provided in this Agreement will be conclusive and binding on the Borrower, the Bank, the Trustee, the Paying Agent, the Remarketing Agent and the Noteholders, absent manifest error.

                  (c) NO LIABILITY. Neither the Remarketing Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Trustee, the Paying Agent, the Placement Agent, the Bank or any Noteholder for any action taken or not taken by the Remarketing Agent or any of its directors, officers, agents or employees in connection with the determination of the Interest Period and Interest Rate for each Series A Note pursuant to this
Section 2.02, in the absence of its own negligence or willful misconduct.

         SECTION 2.03. EXECUTION AND AUTHENTICATION. The Series A Notes will be signed on behalf of the Borrower by the manual or facsimile signatures of the President, any Executive Vice President, any Senior Vice President, any Vice President or

Treasurer of the Borrower, attested by the manual or facsimile signatures of the Borrower's Secretary or Assistant Secretary, and the seals of the Borrower will be impressed or imprinted on the Series A Notes by facsimile or otherwise. If an officer of the Borrower whose signature is on a Series A Note no longer holds that office at the time the Trustee authenticates the Series A Note, the Series A Note shall nevertheless be valid. If a person signing a Series A Note is the proper officer on the actual date of execution, the Series A Note shall be valid even if that person is not the proper officer on the nominal date of action.

         A Series A Note shall not be valid for any purpose under this Agreement unless and until the Paying Agent manually signs the certificate of authentication on the Series A Note, and such signature shall be conclusive evidence that the Series A Note has been authenticated under this Agreement.

         SECTION 2.04. SERIES A NOTE REGISTER. The Paying Agent shall keep a register of Series A Notes and of their transfer and exchange. Except as otherwise provided in Section 2.07, Series A Notes must be presented at the principal corporate trust office of the Paying Agent for registration, transfer and exchange, and Series A Notes may be presented at that office for payment.

         SECTION 2.05. REGISTRATION AND EXCHANGE OF SERIES A NOTES; PERSONS TREATED AS OWNERS.

                  (a) Except as otherwise provided in Section 2.07, Series A Notes may be transferred only on the register maintained by the Paying Agent. Upon surrender for transfer of any Series A Note to the Paying Agent, duly endorsed for transfer or accompanied by an assignment duly executed by the holder or the holder's attorney duly authorized in writing and in either case, with an appropriate guarantee of signature conforming to the requirements of Exhibit A attached hereto, the Paying Agent will authenticate a new Series A Note or Series A Notes in an equal total principal amount and registered in the name or names of the transferee or transferees.

                  Series A Notes may be exchanged for an equal total principal amount of Series A Notes of different Authorized Denominations. The Paying Agent will authenticate and deliver Series A Notes that the Noteholder making the exchange is entitled to receive, bearing numbers not then outstanding.

                  The Paying Agent will not be required to transfer or exchange any Series A Note during the period beginning two (2) days before the mailing of notice calling the Series A Note or any portion of the Series A Note for redemption and ending on the redemption date. Series A Notes subject to redemption or mandatory purchase may be transferred or exchanged only if the

Paying Agent provides the new holder thereof with a copy of the notice of redemption or mandatory purchase, as the case may be.

                  The holder of a Series A Note as shown on the register of the Paying Agent shall be the absolute owner of the Series A Note for all purposes, and payment of principal, interest or Purchase Price shall be made only to or upon the written order of such holder or the holder's legal representative; provided that interest shall be paid to the Person shown on the register as a holder of a Series A Note on the applicable Record Date.

                  (b) The Paying Agent may require the payment by a Noteholder requesting exchange or registration of transfer of any tax or other governmental charge required to be paid in respect of the exchange or registration of transfer but will not impose any other charge.

         SECTION 2.06. AUTHORIZATION OF SERIES A NOTES.

                  (a) AUTHORIZATION OF SERIES A FACILITY AMOUNT AND ISSUANCE OF SERIES A NOTES. The Borrower hereby requests and authorizes the issuance, authentication and delivery under this Agreement of Series A Notes in the aggregate principal amount of $10,000,000, said Series A Notes to be dated November 9, 1994.

                  The Series A Notes shall be executed substantially in the form and in the manner hereinabove set forth and shall be deposited with the Paying Agent for authentication, but before the Series A Notes shall be delivered by the Paying Agent, there shall be filed or deposited with the Trustee the following:

                           (1) a copy, certified by the secretary or assistant
secretary of the Borrower of a resolution of the board of directors or executive committee of the board of directors of the Borrower, authorizing (I) the execution and delivery of this Agreement, (II) the execution, delivery, issuance and sale of Series A Notes in an aggregate principal amount not to exceed the Series A Facility Amount, and (III) the use by the Placement Agent and the Remarketing Agent of the Offering Memorandum;

                           (2) the Series A Letter of Credit, in an amount not
less than $10,145,833, representing the Series A Facility Amount plus 35 days' interest on such amount computed at the Maximum Rate on the basis of actual number of days elapsed in a year of 360 days;

                           (3) original executed counterparts of this Agreement,
the Placement Agreement and the Remarketing Agreement;

                           (4) an executed copy of the Reimbursement Agreement,
certified by the Secretary of the Borrower to be a true, correct and complete copy of the original thereof;

                           (5) the written opinion of Whitman Breed Abbott &
Morgan, counsel to the Borrower, addressed to the Trustee, the Bank, the Placement Agent and the Remarketing Agent, to the effect that (I) the issuance of the Series A Notes has been duly authorized by the Borrower, (II) the Series A Notes have been duly executed and delivered by the Borrower, (III) this Agreement is enforceable and of binding effect against the Borrower in accordance with its terms under State law, (IV) the Remarketing Agreement and the Placement Agreement are enforceable against the Borrower in accordance with their respective terms assuming the law of the state of North Carolina is identical State law, (V) nothing has come to their attention that would lead them to believe that the information concerning the Borrower contained in the Offering Memorandum contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and
(VI) the Series A Notes are not subject to registration under the Securities Act of 1933, as amended, and otherwise in form and substance satisfactory to the Trustee and the Remarketing Agent;

                           (6) an Opinion of Counsel to the Bank addressed to
the Trustee, or upon which the Trustee may rely, to the effect that the Series A Letter of Credit is a binding and valid obligation of the Bank and is not subject to registration under the Securities Act of 1933, as amended;

                           (7) an authorization request from the Borrower to
authenticate and deliver $10,000,000 aggregate principal amount of the Series A Notes in specified Authorized Denominations to the initial purchaser or purchasers upon payment to the Placement Agent of the Purchase Price for such principal amount of Series A Notes; and

                           (8) such other documentation, certificates and
assurances as may reasonably be required by the Bank, the Paying Agent, the Remarketing Agent or the Placement Agent or their respective counsel.

When the documents referred to in paragraphs (1) through (8), inclusive, of this subsection (a) have been filed with the Trustee, the Paying Agent shall authenticate the Series A Notes issued under this subsection (a) and the Trustee shall deliver such executed and authenticated Series A Notes to the purchaser or purchasers thereof as directed by the Borrower.

                  (b) LIMITATIONS ON THE ISSUANCE OF SERIES A NOTES. Notwithstanding any other provision of this Article II, the Paying Agent shall not authenticate and deliver Series A Notes (i) on any day on which the Trustee is to receive payment from the Bank in respect of a drawing under the Series A Letter of Credit until after the Trustee has received such payments in an amount equal to the amount of such drawing; (ii) if the issuance of such Series A Notes would, after giving effect to such issuance, cause the aggregate principal amount of all Series A Notes issued and Outstanding pursuant to this
Article II to exceed the Series A Facility Amount; (iii) on or after a date which is five (5) days prior to the Maturity Date; (iv) on or after any date on which the Trustee has delivered a notice of mandatory redemption pursuant to
Section 3.01(c) and until the Series A Letter of Credit is extended or a Substitute Series A Letter of Credit has been provided; (v) on any date as of which an Event of Default has occurred and is continuing and of which the Trustee has received notice or is deemed to have received notice as provided in
Section 8.05; (vi) on and after the date as of which the Trustee has been notified that the Placement Agent has resigned or been removed (as provided in Section 8.12) and until a successor Placement Agent has delivered its acceptance of its appointment to the Trustee; and (vii) on and after the date as of which the Trustee has been notified that the Remarketing Agent has resigned or been removed (as provided in Section 8.10) and until a successor Remarketing Agent has delivered its acceptance of its appointment to the Trustee. Notwithstanding any other provision of this Agreement to the contrary, the Paying Agent shall not authenticate and deliver Series A Notes if prior to any proposed issuance date or by 10:00 on such date the Trustee receives a written notice from the Bank that the conditions precedent to an issuance of additional Series A Notes, as provided in Section 6.02 of the Reimbursement Agreement, have not been met.

                  (c) SERIES A NOTE PROCEEDS. All proceeds from the sale of Series A Notes issued hereunder shall be paid on the Date of Issuance by the Placement Agent to the Paying Agent and, upon receipt thereof, the Paying Agent shall promptly pay such proceeds to or at the direction of the Borrower on such date.

         SECTION 2.07. BOOK-ENTRY SYSTEM; RECORDING AND TRANSFER OF OWNERSHIP OF THE SERIES A NOTES.

                  (a) Initially, all of the Series A Notes shall be held by means of a book-entry system administered by the Securities Depository. One Series A Note certificate in registered form will be issued for the Series A Notes in the aggregate principal amount of $10,000,000, and will be registered in the name of the Securities Depository Nominee and will be deposited with the Paying Agent. Thereafter, in the event that Series A Notes are issued to the Beneficial Owners thereof in certificated (physical) form (and in each and every case thereafter in which a change in the principal amount of Series A Notes held pursuant to a book-entry system is made), the Paying Agent will take all actions necessary to comply with the Balance Certificate Agreement dated as of the date hereof between Norwest Bank Minnesota, N.A., as transfer agent, and the Securities

Depository, which Agreement governs the mechanisms for the registration of transfer of Series A Note certificates registered in the name of the Securities Depository Nominee.

                  (b) With respect to any Series A Notes that are held by means of a book-entry system, such book-entry system will evidence beneficial ownership of the Series A Notes so held in Authorized Denominations (or, as applicable, positions held by the Participants, beneficial ownership being evidenced in the records of such Participants). Registration and transfers of ownership shall be effected on the records of the Securities Depository and the Participants, as applicable, pursuant to rules and procedures established by the Securities Depository and the Participants. Subject to the provisions of Section 7.09, the Borrower, the Trustee and the Paying Agent will recognize the Securities Depository Nominee, while the registered owner of the Series A Notes so held, as the owner of the Series A Notes for all purposes, including (i) payments of principal and Purchase Price of, and interest on, the Series A Notes, (ii) notices and (iii) voting. Transfer of principal, interest and Purchase Price payments to beneficial owners of the Series A Notes so held will be the responsibility of the Securities Depository and the Participants. The Borrower, the Trustee, the Bank and the Paying Agent will not be responsible or liable for such transfers of payments or for maintaining, supervising or reviewing the records maintained by the Securities Depository, the Securities Depository Nominee or the Participants. While the Securities Depository Nominee is the owner of the Series A Notes so held, notwithstanding the provision hereinabove contained, payments of principal and Purchase Price of and interest on such Series A Notes shall be made in accordance with the terms of the Letter of Representations dated as of November 9, 1994 (the "Letter of Representations") among the Borrower, the Trustee, the Remarketing Agent and the Paying Agent (as issuing agent and paying agent thereunder) and received and accepted by the Securities Depository.

SO LONG AS A BOOK-ENTRY SYSTEM OF EVIDENCE OF OWNERSHIP IS MAINTAINED IN ACCORDANCE HEREWITH FOR ANY SERIES A NOTES, (1) THE PROVISIONS OF THIS AGREEMENT RELATING TO THE DELIVERY OF PHYSICAL SERIES A NOTES SHALL BE DEEMED INAPPLICABLE OR BE OTHERWISE SO CONSTRUED WITH REGARD TO SUCH SERIES A NOTES AS TO GIVE FULL EFFECT TO SUCH BOOK-ENTRY SYSTEM AND (2) THE PROVISIONS OF THIS AGREEMENT RELATING TO ISSUANCE, PAYMENTS OF PRINCIPAL, PURCHASE PRICE AND INTEREST, AND ESTABLISHMENT OF INTEREST RATES AND INTEREST PERIODS WITH RESPECT TO THE SERIES A NOTES SHALL BE APPLICABLE TO BENEFICIAL OWNERSHIP INTERESTS IN THE SERIES A NOTES IN AUTHORIZED DENOMINATIONS TO THE SAME EXTENT AS SUCH PROVISIONS ARE APPLICABLE TO REGISTERED OWNERSHIP INTERESTS IN THE SERIES A NOTES.

         SECTION 2.08. MUTILATED, LOST, STOLEN, DESTROYED OR UNDELIVERED SERIES A NOTES.

                  (a) If any Series A Note is mutilated, lost, stolen or destroyed, the Paying Agent will authenticate a new Series A Note of the same denomination , provided that, with respect to any mutilated Series A Note, such Series A Note shall first be surrendered by the Noteholder to the Trustee at its principal corporate trust office, and with respect to any lost, stolen or destroyed Series A Note, there shall first be furnished to the Borrower, the Trustee, the Paying Agent and the Bank, evidence of such loss, theft or destruction, together with an indemnity from the Noteholder, satisfactory to them. If the Series A Note has matured and if the evidence and indemnity described above have been provided by the Noteholder, instead of issuing a duplicate Series A Note, the Paying Agent, with the consent of the Borrower, shall pay the Series A Note without requiring surrender of the Series A Note and make such requirements as the Paying Agent deems fit for its protection, including a lost instrument bond. The Borrower and the Paying Agent may charge the Noteholder their reasonable fees and expenses in this connection.

                  (b) In the event that any Series A Note purchased pursuant to a mandatory purchase is not delivered by the holder thereof on the date such Series A Note is purchased, the Borrower shall execute (if necessary) and the Paying Agent will authenticate and deliver a new Series A Note of like aggregate principal amount as the Series A Note purchased, the Series A Note purchased shall no longer be deemed outstanding and the owner thereof shall be entitled to receive only those funds held on deposit with respect thereto, and the new Series A Note shall, for all purposes of this Agreement, be deemed to evidence the same debt as the Series A Note purchased and shall be remarketed, delivered and registered in accordance with Section 3.08.

                  (c) Every new Series A Note issued pursuant to this Section
2.08 shall (i) constitute an additional contractual obligation of the Borrower regardless of whether, in the case of (a) above, the mutilated, lost, stolen or destroyed Series A Note and, in the case of (b) above, the Series A Note purchased, shall be enforceable at any time by anyone, and (ii) be entitled to all of the benefits of this Agreement equally and proportionately with any and all other Series A Notes issued and outstanding hereunder.

                  (d) All Series A Notes shall be held and owned on the express condition that the foregoing provisions of this Section are exclusive with respect to the replacement or payment of mutilated, lost, stolen or destroyed Series A Notes and the replacement of any Series A Note purchased pursuant to a mandatory purchase and, to the extent permitted by law, shall preclude any and all other rights and remedies with respect to the replacement or payment of negotiable instruments or other investment securities without their surrender, notwithstanding any law or statute to the contrary now existing or enacted hereafter.

         SECTION 2.09. CANCELLATION OF SERIES A NOTES. All Series A Notes paid, redeemed or purchased by the Borrower, either at or before maturity, shall be delivered to the Paying Agent when such payment, redemption or purchase is made, and except as otherwise provided herein shall be cancelled. Whenever a Series A
Note is delivered to the Paying Agent for cancellation (upon payment, redemption or purchase), or for transfer, exchange or replacement pursuant to Section 2.05,
2.07 or 2.08, the Paying Agent shall promptly cancel the Series A Note and prepare a certificate of destruction therefor.

                                END OF ARTICLE II

                                   ARTICLE III

                      REDEMPTION, PURCHASE AND REMARKETING

         SECTION 3.01. REDEMPTION OF SERIES A NOTES.

                  (a) OPTIONAL REDEMPTION. (i) The Series A Notes are subject to redemption at the option of the Borrower, in whole or in part, at a redemption price equal to the principal amount thereof plus accrued and unpaid interest thereon to, but excluding, the redemption date; provided that any such redemption in part shall be in a minimum principal amount of $100,000.

                           (ii) For any optional redemption, the Borrower will
provide written notice to the Trustee, the Paying Agent, the Bank and the Remarketing Agent stating the redemption date (consistent with Section 3.02), the principal amount of Series A Notes to be redeemed and other particulars with respect thereto as the Trustee, the Paying Agent or the Remarketing Agent deem necessary. The Borrower will give such notice not more than sixty (60) days and not less than thirty (30) Business Days prior to the redemption date.

                  (b) MANDATORY SINKING FUND REDEMPTION.

                           (i) The Series A Notes are subject to mandatory
sinking fund redemption prior to the Maturity Date, in part, with the Series A Notes to be redeemed being selected pursuant to Section 3.03, at a redemption price equal to the principal amount thereof, on October 1, or if any such date is not a Business Day, on the next succeeding Business Day with the same force and effect, in the years and in the principal amounts indicated below:

                             REDEMPTION DATE                           PRINCIPAL
                               (OCTOBER 1)                              AMOUNT
                               -----------                             --------
                                  1996                                 $500,000
                                  1997                                  500,000
                                  1998                                  500,000
                                  1999                                  500,000
                                  2000                                  800,000
                                  2001                                  800,000
                                  2002                                  800,000
                                  2003                                  800,000
                                  2004                                  800,000
                                  2005                                  800,000
                                  2006                                  800,000
                                  2007                                  800,000
                                  2008                                  800,000
                                  2009                                  800,000

                           (ii) Not more than two hundred five (205) days nor
less than one hundred ninety-five (195) days prior to any date on which the Series A Notes are subject to mandatory sinking fund redemption, the Trustee shall deliver to the Remarketing Agent written notice of such redemption date and the principal amount of Series A Notes subject to redemption on such date, which notice shall also state that (A) pursuant to Section 2.02(a), the Remarketing Agent shall take into account the date and principal amount of any sinking fund redemption in determining the number of days in each Interest Period, and (B) pursuant to Section 3.03, the Remarketing Agent shall select the Series A Notes for redemption on or before the sixtieth (60th) day prior to the sinking fund redemption date and in making such selection shall take into account the Interest Periods with respect to such Series A Notes. Not more than eighty (80) days nor less than sixty-five (65) days prior to any date on which the Series A Notes are subject to mandatory sinking fund redemption, the Trustee shall deliver to the Remarketing Agent another written notice identical to the notice described in the preceding sentence.

                           (iii) At its option, to be exercised on or before the
tenth (10th) Business Day next preceding any sinking fund redemption date, the Borrower may:

                                    (1) deliver to the Paying Agent for
cancellation Series A Notes in any aggregate principal amount desired to be credited against the Borrower's sinking fund redemption obligations; or

                                    (2) instruct the Paying Agent to credit
against the Borrower's sinking fund redemption obligations any Series A Notes which prior to such date have been redeemed (otherwise than through the operation of the sinking fund) and cancelled by the Paying Agent and not theretofore applied as a credit against any sinking fund redemption obligation.

                           Each Series A Note so delivered or previously
redeemed shall be credited by the Paying Agent at 100% of the principal amount thereof against the obligation of the Borrower on such sinking fund redemption dates. Any excess over such obligation shall be credited against future sinking fund redemption obligations in chronological order, and the principal amount of the Series A Notes to be redeemed by operation of the sinking fund shall be accordingly reduced.

                  (c) MANDATORY REDEMPTION ON EXPIRATION OR TERMINATION OF SERIES A LETTER OF CREDIT WITHOUT EXTENSION OR PROVIDING A SUBSTITUTE SERIES A LETTER OF CREDIT. (i) The Series A Notes are subject to mandatory redemption in whole on the fifth (5th) Business Day prior to the stated date of expiration or termination of the Series A Letter of Credit, at a redemption price equal to the principal amount thereof plus accrued and unpaid interest thereon to, but excluding, the redemption date, unless by the twentieth (20th) day prior to such redemption date the Borrower provides to the Trustee, and the Trustee has accepted, (1) evidence that such Series A Letter of Credit has been extended or (2) a Substitute Series A Letter of Credit to be effective on or prior to such redemption date.

                           (ii) Not more than two hundred five (205) days nor
less than one hundred ninety-five (195) days prior to the stated expiration date of the Series A Letter of Credit then in effect, the Trustee shall deliver to the Remarketing Agent written notice stating (A) the date on which such Series A Letter of Credit is scheduled to expire, (B) that all of the Series A Notes are subject to redemption on the fifth (5th) Business Day prior to such expiration date, and (C) that pursuant to Section 2.02(a)(iii), no Interest Period shall extend beyond the fifth (5th) Business Day prior to such expiration date, unless by the twentieth (20th) day prior to such redemption date the Trustee has received and accepted from the Borrower (1) evidence that such Series A Letter of Credit has been extended or (2) a Substitute Series A Letter of Credit to be effective on or prior to such redemption date. If the Trustee shall not have received either of the items referenced in (1) and (2) of the preceding sentence, then not more than eighty (80) days nor less than sixty-five (65) days prior to the expiration date of the Series A Letter of Credit then in effect, the Trustee shall deliver to the Remarketing Agent another written notice identical to the notice described in the preceding sentence.

         SECTION 3.02. REDEMPTION DATE. The redemption date for Series A Notes to be redeemed pursuant to Section 3.01(a) must be an Interest Payment Date with respect to the Series A Notes being redeemed. The redemption date for mandatory redemptions will be as specified in Section 3.01(b) or (c), as the case may be, or determined by the Trustee or the Remarketing Agent consistently with the provisions thereof.

         SECTION 3.03. SELECTION OF SERIES A NOTES TO BE REDEEMED. Except as otherwise provided in this Section 3.03, if fewer than all the Series A Notes are to be redeemed, the Remarketing Agent will select the Series A Notes to be redeemed by lot or such other method as it deems in its sole discretion to be fair and appropriate and shall notify the Paying Agent (which notice may be provided by telephone, immediately confirmed in writing by legible facsimile transmission, registered or certified mail, overnight express delivery, or other secure means) of the holders and denominations of Series A Notes to be redeemed; provided, however, that in selecting Series A Notes to be redeemed the Remarketing Agent shall (i) select only Series A Notes not previously called for redemption, (ii) select Bank Notes prior to any other Series A Notes, and (iii) with respect to any mandatory sinking fund redemption pursuant to Section 3.01(b), select the Series A Notes to be redeemed on or before the sixtieth
(60th) day prior to the redemption date, and in making such selection take into account the duration of the Interest Periods with respect to such Series A Notes.

         In the event the Remarketing Agent fails to notify the Paying Agent of the Series A Notes to be redeemed on or before the ninth (9th) Business Day prior to the redemption date, the Paying Agent shall proceed to select Series A Notes for redemption from among the Outstanding Series A Notes in the chronological order in which their Purchase Dates occur, beginning with the earliest Purchase Date; provided, however, that in selecting Series A Notes to be redeemed the Paying Agent shall (i) select only Series A Notes not previously called for redemption and (ii) select Bank Notes prior to any other Series A Notes. If fewer than all Series A Notes having the same Purchase Date (selected for redemption as provided in the immediately preceding sentence) are to be redeemed, the Paying Agent shall treat each owner of Series A Notes as the owner of one Series A Note for purposes of selection for redemption, and shall select Series A Notes for redemption by lot or such other method as it deems fair and appropriate, (1) from among the holders of less than $1,000,000 in aggregate principal amount, provided that if there are no such holders, or if, after selection from among such holders such selection has not resulted in redemption of a sufficient amount of Series A Notes, then (2) from among the holders of $1,000,000 or more in aggregate principal amount of Series A Notes. In the event the Paying Agent selects Series A Notes for redemption, the Paying Agent shall, on or before the day on which notice of redemption is mailed to the holders, give telephonic notice to the Remarketing Agent of the Series A Notes selected for redemption and the name of the holder or holders thereof.

         No portion of a Series A Note may be redeemed that would result in a Series A Note which is smaller than the then permitted minimum Authorized Denomination. For this purpose, the Remarketing Agent or the Paying Agent will consider each Series A Note in a denomination larger than the minimum denomination permitted by the Series A Notes at the time to be separate Series A Notes each in the minimum denomination. Provisions of this Agreement that apply to Series A Notes called for redemption also apply to portions of Series A Notes called for redemption.

         Notwithstanding anything to the contrary in this Agreement, there shall be no redemption of less than all of the Series A Notes if there shall have occurred and be continuing an Event of Default.

         SECTION 3.04. NOTICE OF REDEMPTION. The Trustee will prepare and cause the Paying Agent to send notice of each redemption to each Noteholder whose Series A Notes are being redeemed, the Borrower, the Remarketing Agent and the Bank by first-class mail at least seven (7) Business Days but not more than sixty (60) (or twenty (20), in the case of a mandatory redemption pursuant to Section 3.01(c)) days before each redemption. The notice shall identify the Series A Notes or portions thereof to be redeemed and will state (i) the type of redemption and the redemption date, (ii) the redemption price, (iii) that the Series A Notes called for redemption must be surrendered to collect the redemption price, (iv) the address of the Paying Agent at which the Series A Notes must be surrendered, (v) that interest on the Series A Notes called for redemption ceases to accrue on the redemption date, (vi) the CUSIP number of the Series A Notes called for redemption and (vii) any condition to the redemption.

         With respect to any Series A Notes to be redeemed which have not been presented for redemption within sixty (60) days after the redemption date, the Trustee shall prepare and cause the Paying Agent, at the expense of the Borrower, to give a second notice of redemption to the holder of any such Series A Notes which have not been presented for redemption, by first-class mail, within thirty (30) days of the end of such 60-day period.

         Failure by the Trustee or the Paying Agent to give any notice of redemption as to any particular Series A Notes will not affect the validity of the call for redemption of any Series A Notes in respect of which no such failure has occurred. Any notice mailed as provided in the Series A Notes will be conclusively presumed to have been given whether or not actually received by any holder or beneficial owner.

         SECTION 3.05. PAYMENT OF SERIES A NOTES CALLED FOR REDEMPTION; EFFECT OF REDEMPTION. Upon surrender to the Paying Agent, Series A Notes called for redemption shall be paid as provided in this Article at the redemption price provided for in this Article, to the extent that sufficient moneys have been made available therefor to the Paying Agent by 3:45 p.m. on the redemption date pursuant to Section 5.02(a). On the date fixed for redemption, notice having been given in the manner and under the conditions hereinabove provided, the Series A Notes or portions thereof called for redemption shall be due and payable at the redemption price provided therefor, plus accrued interest to such date. On such redemption date, if moneys sufficient to pay the redemption price of the Series A Notes to be redeemed, plus accrued interest thereon to the date fixed for redemption, are held by the Paying Agent, interest on the Series A Notes called for redemption shall cease to accrue; such Series A Notes shall cease to be entitled to any benefits or security under this Agreement or to be deemed Outstanding; and the holders and beneficial owners of such Series A Notes shall have no rights in respect thereof except to receive payment of the redemption price thereof, plus accrued interest to, but excluding, the date of redemption. Any Series A Note so redeemed shall be cancelled by the Paying Agent and shall not be reissued or remarketed.

         SECTION 3.06. SERIES A NOTES REDEEMED IN PART. Upon surrender of a Series A Note redeemed in part, the Paying Agent will authenticate for the holder a new Series A Note or Series A Notes equal in principal amount to the unredeemed portion of the Series A Note surrendered.

         SECTION 3.07. PURCHASE OF SERIES A NOTES.

                  (a) MANDATORY PURCHASE OF SERIES A NOTES; NOTICE. Except as provided in Section 3.07(c), Series A Notes are subject to mandatory purchase at the Purchase Price:

                           (i) on each Interest Payment Date applicable to such
Series A Note; and

                           (ii) on the effective date of any Substitute Series A
Letter of Credit delivered pursuant to Section 5.03, if, but only if, such Substitute Series A Letter of Credit will result in a Credit Modification.

                  The Trustee will prepare and cause the Paying Agent to send written notice of each mandatory purchase pursuant to Section 3.07(a)(ii) above (a "Notice of Mandatory Purchase") to each Noteholder whose Series A Notes are being purchased, the Remarketing Agent, the Bank and the Borrower at least 15 days but not more than 60 days before the Purchase Date. No Notice of Mandatory Purchase will be given to holders or beneficial owners of Series A Notes if the mandatory purchase is being made pursuant to Section 3.07(a)(i) above. Any Notice of Mandatory Purchase will be given by first-class mail and will be substantially in the form attached hereto as Exhibit B.

                  With respect to any Series A Notes to be purchased which have not been presented for purchase within 60 days after the Purchase Date, the Paying Agent, at the expense of the Borrower, shall prepare and give a second notice of purchase pursuant to Section 3.07(a)(ii) to the holder of any such Series A Notes which have not been presented for purchase, by first-class mail, within 30 days of the end of such 60-day period.

                  (b) PAYMENT FOR PURCHASED SERIES A NOTES. The Purchase Price of Series A Notes to be purchased on a Purchase Date shall be paid from Remarketing Proceeds available to pay the Purchase Price of such Series A Notes and, to the extent Remarketing Proceeds are not available to pay the Purchase Price of such Series A Notes, from proceeds of a draw on the Series A Letter of Credit pursuant to Section 5.02(a)(iv). To the extent that sufficient moneys have been made available therefor to the Paying Agent or the Remarketing Agent, as applicable, by 3:45 p.m. on the Purchase Date pursuant to Sections 3.08 and 5.02, upon surrender to the Paying Agent of Series A Notes called for mandatory purchase as provided herein, the Purchase Price therefor shall be paid in immediately available funds by the Paying Agent's close of business (or, if applicable, the Remarketing Agent's close of business) on the Purchase Date. From and after the Purchase Date or, if later, the date on which such moneys are made available to the Paying Agent or the Remarketing Agent, as applicable, interest accruing on such Series A Notes shall cease to be payable to the prior holder thereof, such Series A Notes shall cease to be entitled to the benefits of this Agreement and to such extent the prior holder shall have recourse solely to the funds held by the Paying Agent or the Remarketing Agent, as applicable, for the purchase of such Series A Notes as provided in Section 4.03. Notwithstanding any provision to the contrary herein, for so long as the Series A Notes are held pursuant to a book-entry system maintained by DTC, payments of Purchase Price with respect to such Series A Notes shall be made pursuant to the rules and procedures established by DTC and its Participants.

                  (c) LIMITATION ON TENDERS. The holders shall not be required to tender any Series A Note for purchase on a Purchase Date if on such date, following the occurrence of an Event of Default, the Trustee shall have declared the principal of and interest on the Series A Notes immediately due and payable pursuant to Section 7.02.

         SECTION 3.08. REMARKETING OF PURCHASED SERIES A NOTES.

                  (a) SERIES A NOTES TO BE REMARKETED. Series A Notes purchased as provided herein will be remarketed by the Remarketing Agent as provided in this Section, except that:

                           (i) Series A Notes purchased pursuant to a mandatory
purchase and as to which the Remarketing Agent has received a notice of redemption may be remarketed before the date fixed for redemption only if the new purchaser receives, prior to purchasing such Series A Note, a notice that such Series A Note is subject to redemption on the date fixed for redemption, notwithstanding the fact that such notice of redemption may be sent to such purchaser after the time period mentioned in Section 3.04;

                           (ii) the Remarketing Agent shall not be required to
remarket Series A Notes under this Section (A) during the continuance of an Event of Default or (B) as otherwise provided in the Remarketing Agreement;

                           (iii) if the Remarketing Agent resigns or is removed
pursuant to the terms of this Agreement and the Borrower has failed to appoint a successor in accordance with the terms of this Agreement, on and after the effective date of such resignation or removal (as provided in Section 8.10) and until a successor Remarketing Agent has delivered an acceptance of its appointment to the Trustee, the Series A Notes shall not be remarketed; and

                           (iv) The Remarketing Agent shall not at any time
remarket the Series A Notes (other than Bank Notes) to the Borrower or any Affiliate.

                  (b) REMARKETING EFFORT. Except as provided in Section 3.08(a) above, the Remarketing Agent will use reasonable best efforts to remarket on the Purchase Date all Series A Notes purchased pursuant to Section 3.07 and, to the extent such purchased Series A Notes are not remarketed on the Purchase Date, thereafter will continue to use reasonable best efforts to remarket such purchased Series A Notes, upon the terms and subject to the conditions of the Remarketing Agreement.

                  As early as practicable but not later than 10:00 a.m. on the Purchase Date and on each Business Day on which the Remarketing Agent is required to remarket Series A Notes pursuant to this Section 3.08, the Remarketing Agent will (i) notify the Trustee and the Paying Agent by telephone (promptly confirmed in writing) of (A) the amount of Remarketing Proceeds which the Remarketing Agent actually has on hand, and (B), if the Series A Notes are not being held pursuant to a book-entry system, the information to enable the Paying Agent to prepare new Series A Note certificates with respect to Series A Notes which were remarketed and (ii) (A) if the Remarketing Agent has received Remarketing Proceeds with respect to all of the Series A Notes to be remarketed on such Purchase Date, transfer such Remarketing Proceeds to the holders tendering such Series A Notes for purchase as provided in (c) below, or (B) if the Remarketing Agent has not received Remarketing Proceeds with respect to all of such Series A Notes, transfer to the Paying Agent the Remarketing Proceeds which the Remarketing Agent has received as provided in (c) below. In the event that any of the Series A Notes tendered for purchase have not been remarketed, the Trustee shall immediately notify the Borrower and the Paying Agent of the amount of such Series A Notes and shall take action as set forth in Section 5.02(a)(iv). If the Trustee shall fail to receive the notice described in the first sentence of this paragraph from the Remarketing Agent by 10:00 a.m., the Trustee shall contact the Remarketing Agent by telephone to confirm the information required in such notice and, if required, the Trustee shall take action as set forth in Section 5.02(a)(iv).

                  (c) REMARKETING PROCEEDS. To the extent the Remarketing Agent has remarketed Series A Notes and has received Remarketing Proceeds from the purchasers thereof, the Remarketing Agent will promptly forward the Remarketing Proceeds by wire transfer (or in such other manner as is acceptable to the Remarketing Agent) to the holders tendering such Series A Notes for purchase (or, if required pursuant to Section 3.08(b), to the Paying Agent). Except as otherwise provided below with respect to Bank Notes, until such transfer, all such Remarketing Proceeds shall be deposited in a separate, segregated account of the Remarketing Agent (or, if transferred to the Paying Agent, in a separate, segregated account of the Paying Agent) for application in accordance with the provisions of this Section 3.08, and until so applied shall be held for the benefit of the holders tendering such Series A Notes for purchase. Upon the reasonable written request of the Borrower, the Remarketing Agent (and the Paying Agent, if applicable) shall provide to the Borrower evidence that all Remarketing Proceeds have been maintained in a separate, segregated account. If within ten Business Days of the aforementioned request by Borrower, the Paying Agent cannot provide evidence that Remarketing Proceeds have been segregated, or if the Remarketing Proceeds have been commingled with other moneys, the Borrower shall be entitled, in either case, to remove the Paying Agent without obtaining the consent of the Bank or any other party. Notwithstanding any provision to the contrary herein, for so long as the Series A Notes are held pursuant to a book-entry system maintained by DTC, payments of Remarketing Proceeds with respect to such Series A Notes shall be made pursuant to the rules and procedures established by DTC and its Participants.

                  (d) DELIVERY OF PURCHASED SERIES A NOTES. Series A Notes purchased pursuant to Section 3.07 shall be delivered as follows:

                           (i) Series A Notes purchased with Remarketing
Proceeds (other than Bank Notes) shall be delivered to the purchasers thereof upon receipt of payment therefor. Prior to such delivery the Paying Agent shall provide for registration of transfer to the Holders, as provided in a written notice from the Remarketing Agent;

                           (ii) All Bank Notes (other than Bank Notes purchased
with the Borrower's own funds and not with the proceeds of a draw on the Series A Letter of Credit) will be registered in the name of the Trustee, as agent and bailee of the Bank, subject to the pledge by the Borrower to the Bank, and shall be held by the Trustee pursuant to the Reimbursement Agreement. Upon receipt of Remarketing Proceeds in respect of Bank Notes, the Remarketing Agent shall notify the Bank, the Trustee and the Borrower of such receipt. Upon its receipt of such notice, the Bank shall, pursuant to the Reimbursement Agreement, notify the Remarketing Agent and the Trustee by telephone, telecopy or telex, promptly confirmed in writing, that the Series A Notes have ceased to be Bank Notes and that the amount of the Letter of Credit has been automatically reinstated as provided therein, whereupon the Remarketing Agent will remit such Remarketing Proceeds as directed by the Bank. The Trustee shall not release the Bank Notes until it receives from the Bank the notice referred to in the preceding sentence. The Remarketing Agent shall hold such Remarketing Proceeds in a segregated account of the Remarketing Agent for the benefit of the Bank, except that if the Series A Letter of Credit is not reinstated by an amount equal to the Remarketing Proceeds, then the Remarketing Agent shall hold such funds for the benefit of the purchasers which provided such Remarketing Proceeds.

                               END OF ARTICLE III

                                   ARTICLE IV

               PAYMENT OF SERIES A NOTES AND CREATION OF SERIES A
                              LETTER OF CREDIT FUND

         SECTION 4.01. PAYMENT OF SERIES A NOTES. The Paying Agent shall make payments when due of principal of and interest on Series A Notes, and the Paying Agent or the Remarketing Agent, if applicable, shall make payments when due of the Purchase Price of Series A Notes purchased pursuant to a mandatory purchase:

         (a) FIRST, (but only with respect to payments of Purchase Price) from Remarketing Proceeds; and

         (b) SECOND, (but only with respect to payments of interest on the Series A Notes) from moneys (including moneys drawn under the Series A Letter of Credit) on deposit in the Interest Reserve Account of the Series A Letter of Credit Fund; and

         (c) THIRD, (but only with respect to principal, or the portion of the Purchase Price corresponding to principal, on the Series A Notes) from moneys (including moneys drawn under the Series A Letter of Credit) on deposit in the Principal Account of the Series A Letter of Credit Fund; and

         (d) LAST, from any other moneys available to the Trustee, including, without limitation, moneys paid by the Borrower pursuant to Section 6.01.

The Trustee shall transfer moneys to the Paying Agent at such times and in sufficient amounts so as to permit the Paying Agent to make such payments when due. Notwithstanding the foregoing, however, payments of Purchase Price, principal and interest on Bank Notes will be paid only from the first and last categories of moneys. The proceeds of investments of any moneys in any of these categories may be used to the same extent as the moneys invested could be used.

         SECTION 4.02. CREATION OF SERIES A LETTER OF CREDIT FUND. There is hereby established the Hanover Direct, Inc. Flexible Term Notes Series A Letter of Credit Fund, in which the Trustee shall establish and maintain a Series A Principal Account and a Series A Interest Reserve Account.

         Such fund and accounts shall be held and maintained by the Trustee and the moneys and securities therein shall be applied as hereinbefore and hereinafter provided. Except as otherwise provided in Sections 4.03(c) and 7.05, the Borrower shall have no interest whatsoever in the moneys and securities maintained by the Trustee in each said fund and accounts.

         SECTION 4.03. FUNDS RECEIVED; APPLICATION OF MONEY IN SERIES A LETTER OF CREDIT FUND.

         (a) There shall be deposited in the Series A Letter of Credit Fund all proceeds of drawings under the Series A Letter of Credit received by the Trustee. No other funds (other than investment proceeds from moneys deposited therein) shall be deposited in or commingled with the Series A Letter of Credit Fund. All amounts received by the Trustee as proceeds of draws on the Series A Letter of Credit made pursuant to Section 5.02(a)(i) and (ii) or otherwise with respect to accrued interest on, the Series A Notes shall be deposited in the Interest Reserve Account of the Series A Letter of Credit Fund. All amounts received by the Trustee as proceeds of draws on the Series A Letter of Credit made pursuant to Section 5.02(a)(iii) and (iv) with respect to the principal amount of, or the portion of the Purchase Price representing the principal amount of, the Series A Notes shall be deposited in the Principal Account of the Series A Letter of Credit Fund.

         (b) To the extent that the remarketing proceeds are insufficient to pay the principal amount of, or the portion of the Purchase Price representing the principal amount of, the Series A Notes, the Borrower hereby authorizes and directs the Trustee, and the Trustee hereby agrees, to withdraw and transfer to the Paying Agent sufficient funds from (i) the Principal Account of the Series A Letter of Credit Fund to pay the principal amount of, and the portion of the Purchase Price representing the principal amount of, the Series A Notes (other than Bank Notes) as the same become due and payable, and (ii) the Interest Reserve Account of the Series A Letter of Credit Fund to pay the accrued interest on the Series A Notes (other than Bank Notes) as the same become due and payable. Except as otherwise provided in Section 4.03(c) and in Section 7.05, amounts on deposit in the Interest Reserve Account shall be used solely by the Trustee and the Paying Agent for the payment of interest on the Series A Notes and the portion of the Purchase Price representing interest on Series A Notes subject to mandatory purchase.

         (c) Any amounts remaining in the Series A Letter of Credit Fund and all other amounts required to be paid under this Agreement shall be paid to the Bank or, if the Bank shall certify to the Trustee in writing that no obligations remain owing to the Bank under the Reimbursement Agreement at the time of payment of the Series A Notes in full, to the Borrower. Prior to making any payment under this Section 4.03(c), the Trustee shall request, in writing, written certification from the Bank as to amounts owed by the Borrower to the Bank. The Trustee shall be entitled to receive and rely upon such certificate from the Bank as to amounts owed to the Bank and shall be entitled to retain all amounts held hereunder until receipt of such certificate.

         (d) All proceeds of draws on the Series A Letter of Credit received by the Trustee for the payment of principal of or interest accrued on Series A Notes that have been accelerated pursuant to Section 7.02 hereof will be deposited in the appropriate account of the Series A Letter of Credit Fund in accordance with the terms of this Section 4.03 and applied in accordance with the terms of Section 7.03.

         (e) The proceeds of investments of any moneys in the Series A Letter of Credit Fund may be used to the same extent as the moneys invested could be used. No principal or Purchase Price of or interest on the Series A Notes will be paid from funds provided directly or indirectly by the Borrower or any Affiliate, except in the case of the failure by the Bank to honor a valid draw under the Series A Letter of Credit.

         (f) (1) Upon the reasonable written request of the Borrower, the Trustee shall provide to the Borrower evidence that all moneys in the Series A Letter of Credit Fund have been maintained in a separate and segregated account.

         (2) If, within ten Business Days of the request made by Borrower pursuant to Section 4.03 (f)(1) above, the Trustee cannot provide evidence that moneys in the Series A Letter of Credit Fund have been segregated, or if the moneys in the Series A Letter of Credit Fund have been commingled with other moneys, the Borrower shall be entitled, in either case, to remove the Trustee without obtaining the consent of the Bank or any other party.

         SECTION 4.04. MONEYS TO BE HELD IN TRUST. All proceeds of a draw on the Series A Letter of Credit received by the Trustee and all money that the Trustee or the Paying Agent shall hold in, or shall have withdrawn from, the Series A Letter of Credit Fund or shall have received from any other source and set aside for the purpose of paying any of the Series A Notes, either on the Maturity Date or by purchase (other than as provided in Section 3.08 hereof) or call for redemption or for the purpose of paying any interest on the Series A Notes, shall be held in trust for the respective holders or beneficial owners of the Series A Notes. Moneys received by the Remarketing Agent, the Paying Agent or the Trustee from the sale of a Series A Note under Section 3.08 or from the purchase of any Series A Note will be held segregated from other funds held by the Remarketing Agent, the Paying Agent or the Trustee for the benefit of the Person from whom such Series A Note was purchased and will not be invested while so held. Any money that is so set aside and that remains unclaimed by the holders or beneficial owners for a period of five (5) years after the date on which such Series A Notes have become payable shall be remitted to the Borrower and thereafter the holders and beneficial owners shall look only to the Borrower for payment and then only to the extent of the amounts so received, without any interest thereon, and the

Trustee, the Placement Agent, the Remarketing Agent, the Paying Agent and the Bank shall have no responsibility with respect to such money.

         SECTION 4.05. INVESTMENT OF MONEYS. Except as otherwise provided herein, money held for the credit of the Series A Letter of Credit Fund shall be continuously invested and reinvested by the Trustee only in Permitted Investments in accordance with the instructions of the Borrower Representative as provided herein. Any such Permitted Investments shall mature not later than the respective dates when the money held for the credit of such funds or accounts will be required for the purposes intended. Unclaimed moneys held by the Trustee, the Paying Agent or the Remarketing Agent under Section 4.04 shall be held uninvested by the Trustee, the Paying Agent or the Remarketing Agent.

         The Borrower Representative shall give to the Trustee written directions respecting the investment of any money required to be invested hereunder, subject, however, to the provisions of this Article, and the Trustee shall then invest such money under this Section as so directed by the Borrower Representative.

         The Trustee shall sell at the best price attainable or reduce to cash a sufficient amount of such Permitted Investments whenever it shall be necessary in order to provide money to make any payment or transfer of money from such fund. The Trustee shall not be liable or responsible for any loss resulting from any such investment.

                                END OF ARTICLE IV

                                    ARTICLE V

                            SERIES A LETTER OF CREDIT

         SECTION 5.01. REQUIREMENTS FOR SERIES A LETTER OF CREDIT. In order to support its obligations to make payments pursuant to Section 6.01, the Borrower has agreed, upon the authentication and delivery of the Series A Notes to deliver to the Trustee the Series A Letter of Credit. For so long as any Series A Notes remain Outstanding, a Series A Letter of Credit (i) in an amount not less than the aggregate principal amount of Series A Notes Outstanding plus 35 days' interest on such amount computed at the Maximum Rate on the basis of actual number of days elapsed in a year of 360 days and (ii) otherwise with terms substantially conforming to those of the original Series A Letter of Credit, shall be in effect with respect to such Series A Notes. Any Series A Letter of Credit securing the payment of principal and Purchase Price of and interest on Series A Notes issued hereunder, shall provide for reductions in the principal component and interest component thereof upon any partial redemption of Series A Notes pursuant to this Agreement.

         SECTION 5.02. DRAWS ON SERIES A LETTER OF CREDIT; EXTENSIONS.

         (a) The Borrower hereby irrevocably authorizes and directs the Trustee to make timely draws under the Series A Letter of Credit in accordance with the terms thereof in amounts sufficient to make or provide for when due the payments referred to in Section 6.01, except with respect to Bank Notes, which are not entitled to any benefit of the Series A Letter of Credit. All moneys drawn under the Series A Letter of Credit to pay the principal of and interest on, or the Purchase Price of, the Series A Notes shall be credited immediately against the obligation of the Borrower to make payments pursuant to Section 6.01. The authorization and direction for the Trustee to draw under the Series A Letter of Credit is irrevocable prior to payment in full of the Series A Notes. Without intending to limit the foregoing, the Trustee shall:

                  (i) On the Date of Issuance of the Series A Notes, for deposit by the Trustee in the Series A Interest Reserve Account, draw on the Series A Letter of Credit in order to obtain an amount equal to 35 days' interest on the Series A Notes being issued, calculated on the basis of actual number of days elapsed in a year of 360 days at the Maximum Rate;

                  (ii) On the first Business Day immediately preceding the first Business Day of each month while Series A Notes are Outstanding, for deposit by the Trustee in the Series A Interest Reserve Account, draw on the Series A Letter of Credit in order to obtain an amount calculated by the Trustee to be sufficient to make the moneys on deposit in the Series A Interest

Reserve Account of the Series A Letter of Credit Fund on such day equal the sum of (1) the amount of accrued and unpaid interest on all Outstanding Series A Notes (other than Bank Notes) and (2) 35 days' interest on all Outstanding Series A Notes (including Bank Notes), calculated on the basis of actual number of days elapsed in a year of 360 days at the Maximum Rate;

                  (iii) on each date on which a principal amount of the Series A Notes is due and payable (whether at maturity, by acceleration or call for redemption, but not with respect to the purchase of Series A Notes provided for in (iv) below), for deposit by the Trustee in the Series A Principal Account, draw on the Series A Letter of Credit in order to obtain an amount necessary to make full and timely payment of the principal then due; and

                  (iv) on each Purchase Date, with respect to any Series A Notes to be purchased on such date and as to which the Trustee has received from the Remarketing Agent the notice of remarketing provided for in Section 3.08(b) (or has confirmed the information required in such notice as provided in Section 3.08(b)) and such notice (or confirmation) states that less than the aggregate amount of the Purchase Price of all Series A Notes to be purchased on such date has been received in the form of Remarketing Proceeds, draw on the Series A Letter of Credit in order to obtain an amount equal to the portion of the Purchase Price representing the principal amount of Series A Notes to be purchased on such date less the amount which has been received by the Remarketing Agent in the form of Remarketing Proceeds. The proceeds of a draw on the Series A Letter of Credit made pursuant to this paragraph (iv) shall be transferred by the Trustee to the Paying Agent for payment pursuant to Sections 3.07(b) and 4.01.

                  If any such draws are made on a Purchase Date in connection with the delivery of a Substitute Series A Letter of Credit which results in a Credit Modification, such draws shall be made under the existing Series A Letter of Credit and not under the Substitute Series A Letter of Credit. The Trustee agrees to make all such draws so as to be able to obtain the requested funds by 3:45 p.m. on the payment date or Purchase Date, as the case may be.

                  (b) The Trustee shall advise the Borrower by telecopy or telex on the date of each draw on the Series A Letter of Credit of the amount and date of such draw and of the reason for such draw.

                  (c) The Series A Letter of Credit may be amended or its expiration date extended as provided therein or in this Section 5.02(c). For amendments or for extensions of the term of the Series A Letter of Credit, the Trustee shall, at the direction of the Borrower Representative, but only if required by the Bank to evidence such an amendment or extension, surrender the Series A Letter of Credit to the Bank in exchange for a new Series A Letter of Credit of the Bank or the Series A Letter of Credit with notations thereon, as the Bank may so elect, conforming in all material respects to the Series A Letter of Credit except that the expiration date shall be extended. Any such extension shall be for a period of at least one year, or if less, until the fifteenth day following the maturity date of the Series A Notes. Any such amendment or, except as otherwise provided in the Series A Letter of Credit, extension shall be in a form acceptable to the Trustee and the Remarketing Agent, and any of them may require delivery in connection therewith of such other documents, certificates, and assurances as it deems reasonably necessary.

         SECTION 5.03. SUBSTITUTE SERIES A LETTER OF CREDIT.

                  (a) (i) At any time, upon at least sixty (60) days' prior written notice to the Trustee, the Bank and the Remarketing Agent, the Borrower may, subject to the provisions of Section 5.03(a)(iii), provide for the delivery to the Trustee of a substitute letter of credit complying with the provisions of this Agreement (the "Substitute Series A Letter of Credit"). Any notice delivered pursuant to this Section 5.03(a) shall state (A) the identity of the issuer of the Substitute Series A Letter of Credit, (B) the date the Substitute Series A Letter of Credit will be effective, (C) whether the Substitute Series A Letter of Credit is expected to result in a Credit Modification, and (D) if the Substitute Series A Letter of Credit is expected to result in a Credit Modification and become effective on any day preceding the fifth (5th) Business Day prior to the stated expiration date of the Series A Letter of Credit then in effect, that to the extent provided in Section 2.02(a)(iv) no Interest Period commencing before the effective date of the Substitute Series A Letter of Credit shall extend beyond the effective date of such Substitute Series A Letter of Credit. If a Substitute Series A Letter of Credit is expected to result in a Credit Modification the Trustee shall not accept such Substitute Series A Letter of Credit without the prior written consent of the Bank. If a Series A Letter of Credit is extended or renewed pursuant to the terms thereof, such Series A Letter of Credit as extended or renewed shall not be deemed to be a Substitute Series A Letter of Credit for purposes of this Agreement or the Series A Notes.

                  (ii) Any Substitute Series A Letter of Credit shall have an effective date which is a Business Day occurring at least five (5) Business Days prior to the stated expiration date of the Series A Letter of Credit then in effect, and a stated expiration date which is at least one year following the effective date thereof.

                  (iii) Any Substitute Series A Letter of Credit that would result in a Credit Modification is subject to the approval of the Remarketing Agent. The Remarketing Agent shall not approve any Substitute Series A Letter of Credit that will result in a Credit Modification unless, in the sole judgment of the Remarketing Agent, the effective date of such Substitute Series A Letter of Credit will be an Interest Payment Date for all outstanding Series A Notes.

                  (b) At least two Business Days prior to the effective date of any Substitute Series A Letter of Credit (and as a condition to the acceptance by the Trustee of such Substitute Letter of Credit) the Borrower shall deliver to the Trustee the original executed Substitute Series A Letter of Credit, together with:

                  (i) an Opinion of Counsel addressed to the Trustee to the effect that (A) the Substitute Series A Letter of Credit is the valid and binding obligation of the issuer thereof enforceable against such issuer in accordance with its terms except insofar as its enforceability may be limited by any insolvency or similar proceedings applicable to the issuer or by proceedings affecting generally the rights of the issuer's creditors or by general equitable principles; (B) payments of principal or Purchase Price of or interest on the Series A Notes from the proceeds of a draw on the Substitute Series A Letter of Credit will not, in the case of a bankruptcy of the Borrower or any Guarantor (as defined in the Reimbursement Agreement), constitute avoidable preferences under any applicable bankruptcy, reorganization, insolvency or other similar laws; and (C) the Substitute Series A Letter of Credit does not constitute a separate security requiring registration under any applicable federal or state securities laws. In the case of a Substitute Series A Letter of Credit issued by a branch or agency of a foreign commercial bank, there shall also be delivered an Opinion of Counsel from a firm licensed to practice law in the jurisdiction in which the head office of such bank is located, addressed to the Trustee to the effect that the Substitute Series A Letter of Credit is the valid and binding obligation of such bank, enforceable against such bank in accordance with its terms, subject to the limitations referred to in Section 5.03(b)(i)(A) above;

                  (ii) written evidence satisfactory to the Trustee that the issuer of the Substitute Series A Letter of Credit meets the requirements for an issuer of a Series A Letter of Credit as set forth in Article I;

                  (iii) evidence of written approval of the Remarketing Agent;
and

                  (iv) a letter from each Rating Agency then rating the Series A Notes or, in the event the Series A Notes are not then rated, other written evidence satisfactory to the Trustee, stating whether the acceptance of the Substitute Series A Letter of Credit will result in a Credit Modification.

The Trustee shall accept any such Substitute Series A Letter of Credit only in accordance with the terms, and upon satisfaction of the conditions, contained in this Section and any other applicable provisions of this Agreement. In the event that acceptance of the Substitute Series A Letter of Credit results in the occurrence of a mandatory Purchase Date, the Trustee shall not terminate or surrender the Series A Letter of Credit until the Trustee shall have made such drawings thereunder, if any, as shall be required under this Agreement to provide for payment of the Purchase Price of the Series A Notes, and shall have received the proceeds of such drawing from the Bank.

                  (c) Not more than 60 days and not less than 15 days prior to the effective date of the Substitute Series A Letter of Credit, the Trustee shall prepare and cause the Paying Agent to send, in addition to the notice required by Section 3.07(a), by registered or certified mail to each holder (with a copy to the Bank) notice of the issuance of the Substitute Series A Letter of Credit, which notice shall include (i) the identity of the issuer thereof, (ii) the date the Substitute Series A Letter of Credit will be effective, (iii) whether the Substitute Series A Letter of Credit will result in a Credit Modification and (iv) if applicable, notice pursuant to Section 3.07(a) that the Series A Notes are subject to mandatory purchase pursuant to Section 3.07.

         SECTION 5.04. ENFORCEMENT OF THE SERIES A LETTER OF CREDIT. The Trustee shall have the obligation to hold and maintain the Series A Letter of Credit for the benefit of the Owners of the Series A Notes until the Series A Letter of Credit terminates or expires in accordance with its terms.

         When the Series A Letter of Credit terminates or expires in accordance with its terms or a Substitute Series A Letter of Credit therefor is accepted hereunder, the Trustee shall immediately surrender the Series A Letter of Credit to the Bank. The Trustee hereby agrees that, except in the case of a redemption in part pursuant to Article III hereof or any other reduction in the principal amount of Series A Notes Outstanding, it will not under any circumstances request that the Bank reduce the amount of the Series A Letter of Credit. If at any time, all Series A Notes shall cease to be Outstanding, the Trustee shall surrender the Series A Letter of Credit to the Bank, in accordance with the terms thereof.

         If at any time, the Bank shall fail to honor a draft presented under the Series A Letter of Credit, in conformity with the terms thereof, the Trustee shall give immediate telephonic notice thereof to the Remarketing Agent and the Borrower.

                                END OF ARTICLE V

                                   ARTICLE VI

                      GENERAL COVENANTS AND REPRESENTATIONS

         SECTION 6.01. PAYMENT OF PRINCIPAL, INTEREST AND PREMIUM. The Borrower shall pay or cause to be paid, when due, the principal of (whether at maturity, by acceleration, by call for redemption or otherwise), the Purchase Price of and interest on the Series A Notes at the places, on the dates and in the manner provided herein and in said Series A Notes according to the true intent and meaning thereof. The obligation of the Borrower to make or cause to be made the payments on the Series A Notes and under this Agreement is absolute and unconditional.

         SECTION 6.02. COVENANT TO PERFORM AND REPRESENTATIONS AND WARRANTIES OF THE BORROWER AS TO AUTHORITY, ETC. (a) The Borrower shall faithfully perform at all times all of its covenants, undertakings and agreements contained in this Agreement and in any Series A Note executed, authenticated and delivered hereunder.

                  (b) The Borrower represents and warrants that:

                  (i) it has full corporate power and authority to execute and deliver this Agreement and to issue the Series A Notes authorized hereby and to consummate the transactions contemplated hereby and thereby;

                  (ii) the execution and delivery of this Agreement and the issuance of the Series A Notes authorized hereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the board of directors or executive committee of the board of directors of the Borrower and no other action or proceeding on the part of the Borrower is necessary to authorize this Agreement, to issue the Series A Notes or to consummate the transactions contemplated hereby or thereby;

                  (iii) the execution, delivery and performance of this Agreement by the Borrower, the issuance of the Series A Notes authorized hereby and the consummation by the Borrower of the transactions contemplated hereby and thereby will not (with or without the giving of notice or the lapse of time or both)

                           (A) violate or result in any default under any
provision of the Certificate of Incorporation or bylaws of the Borrower;

                           (B) violate or require any consent or approval under
any provision of any law, order, injunction, rule or regulation applicable to the Borrower;

                           (C) require any consent or approval under, result in
the breach of any provision of or constitute a default under, or otherwise violate the terms of any material agreements, indentures or instruments or obligations to which the Borrower is a party or by which the Borrower may be bound or affected; or

                           (D) require any consent or approval by, notice to or
registration with any governmental authority; and

                  (iv) this Agreement and the Series A Notes authorized hereby have been duly and validly executed and delivered by the Borrower and constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

         SECTION 6.03. FURTHER INSTRUMENTS AND ACTIONS. At the request of the Trustee, the Borrower shall execute and deliver such further instruments or take such further actions as may be reasonably required to carry out the purposes of this Agreement.

         SECTION 6.04. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER. (a) Each of the Borrower's representations and warranties contained in the Reimbursement Agreement and the Placement Agreement are true and correct in all material respects on and as of the date hereof and are hereby made to the Trustee as if set forth herein. (b) The Borrower shall at all times comply, in all material respects, with the terms, conditions and covenants of the Reimbursement Agreement and the other Series A Note Documents.

                                END OF ARTICLE VI

                                   ARTICLE VII

                              DEFAULTS AND REMEDIES

         SECTION 7.01. EVENTS OF DEFAULT. Each of the following events shall be an Event of Default:

                  (a) Default in the due and punctual payment of any interest on any Series A Note;

                  (b) Default in the due and punctual payment of the principal or Purchase Price of any Series A Note (whether at maturity, by acceleration or redemption, upon the Purchase Date or otherwise);

                  (c) Default in the observance or performance of any other of the covenants, conditions or agreements on the part of the Borrower under this Agreement and such default shall continue for thirty (30) days (or such further time as may be granted in writing by the Trustee, with the consent of the Bank) after receipt by the Borrower Representative of a written notice from the Trustee or the Bank specifying such default and requiring the same to be remedied; or

                  (d) Receipt by the Trustee of notice from the Bank that an Event of Default has occurred under the Reimbursement Agreement accompanied by a demand by the Bank that the Trustee declare the Series A Notes to be immediately due and payable.

         SECTION 7.02. ACCELERATION AND DUTY TO DRAW ON SERIES A LETTER OF
CREDIT.

                  (a) Upon the occurrence of an Event of Default under Section 7.01(a), (b) or (d) hereof, the Trustee shall, by notice to the Borrower, the Bank, the Paying Agent (who shall promptly give such notice to the holders) and the Remarketing Agent, declare the entire unpaid principal of and interest on the Series A Notes immediately due and payable and, thereupon, the entire unpaid principal of and interest on the Series A Notes shall forthwith become immediately due and payable.

                  (b) Upon the occurrence of any Event of Default specified in
Section 7.01(c), the Trustee shall notify the Bank of such Event of Default and shall, by notice to the Borrower, the Paying Agent (who shall promptly give such notice to the holders) and the Remarketing Agent declare the entire unpaid principal of and interest on the Series A Notes immediately due and payable, but only if directed to do so by the Bank, unless the Bank has dishonored a valid draw under the Series A Letter of Credit, in which event the Trustee may declare the entire unpaid principal of and interest on the Series A Notes immediately due and payable and, thereupon, in either case, the entire unpaid principal of and interest on the Series A Notes shall forthwith become due and payable.

                  (c) In the event the Trustee fails to accelerate as required by this Section 7.02(a), the owners of a majority in aggregate principal amount of Series A Notes Outstanding shall have the right to take such action.

                  (d) Upon the acceleration of the maturity of the Series A Notes, by declaration or otherwise, the Trustee shall immediately draw upon the Series A Letter of Credit for the aggregate unpaid principal amount of the Series A Notes and all interest accrued thereon which shall be applied immediately as set forth in Section 7.03. Upon such acceleration, interest on the Series A Notes shall cease to accrue as of the date of declaration of such acceleration.

         SECTION 7.03. DISPOSITION OF AMOUNTS DRAWN ON SERIES A LETTER OF CREDIT. All amounts drawn on the Series A Letter of Credit by the Trustee in accordance with Section 7.02(b) shall be held by the Trustee in the Series A Letter of Credit Fund (and invested in accordance with Section 4.05), and, together with moneys on deposit in the Interest Reserve Account of the Series A Letter of Credit Fund which have been previously drawn on the Series A Letter of Credit pursuant to Section 5.02(a)(i) and (ii), shall be applied immediately to the payment of principal of and interest accrued on the Series A Notes unless, prior to or with the proceeds of the draw on the Series A Letter of Credit, the Trustee receives written instructions from the Bank to use such proceeds, together with the moneys on deposit in the Interest Reserve Account of the Series A Letter of Credit Fund, to purchase all Series A Notes. If such instructions are received by the Trustee, such draw proceeds and, if necessary, the moneys on deposit in the Interest Reserve Account, shall be immediately applied to the purchase of the Series A Notes, the acceleration of the Series A Notes shall be cancelled, the Series A Notes shall become Bank Notes and the Series A Notes shall be registered in the name of the Trustee, as agent and bailee of the Bank, and pledged under the Reimbursement Agreement as additional security for repayment of the Borrower's reimbursement obligations under the Reimbursement Agreement. Thereafter, such Series A Notes shall not be remarketed by the Remarketing Agent unless the Series A Letter of Credit is reinstated or a Substitute Series A Letter of Credit is delivered to the Trustee pursuant to
Section 5.03.

         SECTION 7.04. NO REMEDY EXCLUSIVE. Subject to the limitations imposed on the Trustee's ability to act without the consent of the Bank, no remedy conferred by this Agreement upon or reserved to the Trustee or to the Bank is intended to be exclusive of any other remedy, but each such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Bank hereunder or now or hereafter existing at law or in equity or by statute.

         No delay or omission to exercise any right or power accruing upon any default or Event of Default shall impair any such right or power or shall be construed to be a waiver of any such default or Event of Default or acquiescence therein, and every such right and power may be exercised from time to time and as often as may be deemed expedient.

         No waiver of any default or Event of Default hereunder, whether by the Trustee pursuant to Section 7.06 or by the Noteholders, shall extend to or shall affect any subsequent default or Event of Default or shall impair any rights or remedies consequent thereon.

         SECTION 7.05. APPLICATION OF MONEYS. All amounts received by the Trustee from a draw upon the Series A Letter of Credit shall be applied exclusively to the payment of principal of and interest on the Series A Notes or the Purchase Price thereof as herein provided; provided, however, that whenever all principal and Purchase Price of and interest on all Series A Notes have been paid under the provisions of this Section and the Series A Note Facility has been terminated and all expenses and charges of the Trustee have been paid, and all obligations of the Borrower to the Bank pursuant to the Reimbursement Agreement shall have been paid in full, the balance remaining in the Series A Letter of Credit Fund shall be paid to the Borrower as provided in Section 4.03.

         SECTION 7.06. WAIVERS OF EVENTS OF DEFAULT. The Trustee, with the written consent of the Bank, may waive any Event of Default hereunder and its consequences and rescind any declaration of maturity of principal of and interest on the Series A Notes, and shall do so, with the consent of the Bank, upon the written request of the holders of a majority in aggregate principal amount of Series A Notes then Outstanding; provided, however, that:

                  (a) there shall not be waived without the consent of the holders of all Series A Notes then outstanding:

                  (i) any default in the payment when due of the principal or Purchase Price of any Outstanding Series A Notes (whether at maturity or by mandatory or optional redemption), or

                  (ii) any default in the payment when due of the interest on any such Series A Notes unless, prior to such waiver or rescission:

                           (1) there shall have been paid or provided for all
arrears of interest at the rate borne by the Series A Notes on overdue installments of principal, all arrears of payments of principal and Purchase Price when due and all expenses of the Trustee in connection with such default, and

                           (2) in case of any such waiver or rescission, or in
case of the discontinuance, abandonment or adverse determination of any proceeding taken by the Trustee on account of any such default, the Trustee and the Noteholders shall be restored to their respective former positions and rights hereunder; and

                  (b) unless the Series A Letter of Credit is reinstated in full as evidenced in writing by the Bank as to principal and interest, there shall be no waiver or rescission if the Series A Letter of Credit shall have been drawn upon due to the occurrence of an Event of Default.

         No such waiver or rescission shall extend to any subsequent or other default or Event of Default, or impair any right consequent thereon.

         SECTION 7.07. UNCONDITIONAL RIGHT TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST. Except as otherwise provided in Section 7.09 nothing in this Agreement shall, however, affect or impair the right of any Noteholder to enforce, by action at law, payment of the principal or Purchase Price of or interest on any Series A Note at and after the maturity thereof, or on the date fixed for redemption or purchase or (subject to the provisions of Section 7.02) on the same being declared due prior to maturity as herein provided, or the obligation of the Borrower to pay the principal or Purchase Price of and interest on each of the Series A Notes issued hereunder to the respective holders thereof at the time, place and in the manner herein and in the Series A Notes expressed.

         SECTION 7.08. [RESERVED.]

         SECTION 7.09. BANK DEEMED HOLDER. For all purposes of this Article VII (other than receipt of payments), the Bank shall, so long as the Series A Letter of Credit shall not have been dishonored (other than for failure to receive a drawing in strict compliance with the terms thereof or other reason permitted by the Series A Letter of Credit), be deemed the holder and registered owner of all Series A Notes. As such, the Bank may take all actions permitted by this Article VII to be taken by the holders or registered owners of the Series A Notes, to the exclusion of the actual beneficial owners and registered owners of the Series A Notes. NOTWITHSTANDING ANY PROVISION TO THE CONTRARY HEREIN, ON OR AFTER THE EFFECTIVE DATE OF A SUBSTITUTE SERIES A LETTER OF CREDIT WHICH RESULTS IN A CREDIT MODIFICATION, THE BANK, AS ISSUER OF THE SERIES A LETTER OF CREDIT REPLACED BY SUCH SUBSTITUTE SERIES A LETTER OF CREDIT, SHALL BE DEEMED TO BE THE "BANK" HEREUNDER FOR PURPOSES OF GIVING NOTICE OF DEFAULT UNDER SECTION 7.01(D) AND FOR PURPOSES OF EXERCISING REMEDIES

HEREUNDER, BUT ONLY SO LONG AS (I) OBLIGATIONS REMAIN OWING TO THE BANK UNDER THE REIMBURSEMENT AGREEMENT OR THE LOAN DOCUMENTS (AS DEFINED IN THE REIMBURSEMENT AGREEMENT) OR (II) THERE REMAIN OUTSTANDING HEREUNDER ANY BANK NOTES PLEDGED TO THE BANK UNDER THE REIMBURSEMENT AGREEMENT.

                               END OF ARTICLE VII

                                  ARTICLE VIII

                   TRUSTEE, REMARKETING AGENT, PLACEMENT AGENT
                                AND PAYING AGENT

         SECTION 8.01.  DUTIES OF TRUSTEE.

                  (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise its rights and powers and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b) Except during the continuance of an Event of Default:

                           (i) the Trustee need perform only those duties that
are specifically set forth in this Agreement and no others and no implied covenants or obligations shall be read into this Agreement against the Trustee, and

                           (ii) in the absence of bad faith, gross negligence or
willful misconduct on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement. However, the Trustee shall examine the certificates and opinions to determine whether they conform to the requirements of this Agreement.

                  (c) The Trustee may not be relieved from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that:

                           (i) this paragraph does not limit the effect of (b)
above; and

                           (ii) the Trustee shall not be liable for any error of
judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was grossly negligent in ascertaining the pertinent facts.

                  (d) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity reasonably satisfactory to it against any loss, liability or expense, but the Trustee may not require indemnity as a condition to declaring the principal of and interest on the Series A Notes to be due immediately under Section 7.02 or to drawing on the Series A Letter of Credit or to taking action under the Series A Letter of Credit or in making payment of the principal of, interest on and Purchase Price of Series A Notes when due.

                  (e) The Trustee shall not be liable for interest on any cash held by it except as the Trustee may agree with the Borrower.

                  (f) The Trustee shall strictly comply with the terms of the Series A Letter of Credit.

                  (g) The Trustee shall maintain adequate records pertaining to the funds in the Series A Letter of Credit Fund, the investment thereof and the disbursement therefrom; notwithstanding anything to the contrary in this Agreement, the Trustee shall not be required to advance its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

                  (h) Every provision of this Agreement that in any way relates to the Trustee is subject to all the foregoing paragraphs of this Section.

                  (i) The Trustee shall in no event be responsible for ensuring that the rate of interest due and payable on the Series A Notes under this Agreement does not exceed the highest legal rate of interest permissible under federal or state law applicable thereto.

         SECTION 8.02. RIGHTS OF TRUSTEE.

                  (a) Subject to the foregoing Section, including, but not limited to, Section 8.01(b)(ii) and 8.01(c), the Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document. Any action taken by the Trustee pursuant to this Agreement upon the request or authority or consent of any person, who at the time of making such request or authority or consent is the owner of any Series A Note, shall be conclusive and binding upon all future owners of any Series A Note issued in replacement thereof.

                  (b) Before the Trustee acts or refrains from acting, it may require a certificate of an appropriate officer or officers of the Borrower or an Opinion of Counsel stating that (i) the person making such certificate or opinion has read such covenant or condition; (ii) the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (iii) in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (iv) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with. The Trustee shall not be liable for any loss or damage or action it takes or omits to take in good faith in reliance on the certificate or Opinion of Counsel.

                  (c) Subject to the consent of the Borrower, the Trustee may execute any of its powers hereunder and perform any of its duties through agents, attorneys or employees or co-Trustees and shall not be responsible for the misconduct or negligence of any agent, attorney, employee or co-Trustee appointed with due care.

         SECTION 8.03. INDIVIDUAL RIGHTS OF TRUSTEE, ETC. The Trustee in its individual or any other capacity may become the owner, Trustee or pledgee of Series A Notes and may otherwise deal with the Bank or with the Borrower or its affiliates with the same rights it would have if it were not Trustee.

         SECTION 8.04. TRUSTEE'S DISCLAIMER. Subject to Sections 8.01(b) and 8.01(c):

                  (a) the Trustee makes no representation as to the validity or adequacy of this Agreement or the Series A Notes and it shall not be accountable for the Borrower's use of the proceeds from the Series A Notes paid to the Borrower;

                  (b) the Trustee shall not be responsible for the application of any of the proceeds of the Series A Notes or any other moneys deposited with it and paid out, withdrawn or transferred hereunder if such application, payment, withdrawal or transfer shall be made in accordance with the provisions of this Agreement.

         SECTION 8.05. NOTICE OF DEFAULTS. The Trustee shall not be required to take notice, or be deemed to have notice, of any default or Event of Default under this Agreement, other than an Event of Default under Section 7.01(a), (b) or (d), unless specifically notified in writing at such address as set forth in
Section 10.01 hereof of such default or Event of Default by Noteholders of at least 25% in principal amount of the Series A Notes then Outstanding, by the Bank, by the Remarketing Agent or by the Borrower. If an event occurs which with the giving of notice or lapse of time or both would be an Event of Default, and if the event is continuing and if the Trustee has actual notice or is deemed to have notice thereof as herein provided, the Trustee shall cause the Paying Agent to mail to each Noteholder, the Remarketing Agent and the Bank notice of the event upon such occurrence.

         SECTION 8.06. COMPENSATION AND INDEMNIFICATION OF TRUSTEE. For acting under this Agreement, the Trustee shall be entitled to compensation by the Borrower of reasonable fees for the Trustee's services and reimbursement of advances, counsel fees and other expenses reasonably and necessarily made or incurred by the Trustee in connection with its services under this Agreement.

         The Trustee shall be indemnified by the Borrower for, and shall be held harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on the Trustee's part, arising out of or in connection with the acceptance or administration of the exercise or performance of any of its powers or duties hereunder.

         SECTION 8.07. ELIGIBILITY OF TRUSTEE. This Agreement shall always have a Trustee that meets the qualifications set forth in this Section 8.07. The Trustee shall: (i) be a corporation or national banking association duly organized under the laws of the United States of America or any state or territory thereof, doing business and having an office in such location as shall be approved by the Remarketing Agent, (ii) have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition, (iii) either have senior long-term debt securities rated "Baa3/P-3" or better by Moody's Investors Service, Inc. or "BBB-/A3" by Standard & Poor's Ratings Group or be a direct or indirect subsidiary of a bank or bank holding company which has senior long-term debt securities rated Baa3/P-3 or better by Moody's Investors Service, Inc. or BBB-/A3 by Standard & Poor's Ratings Group and (iv) be authorized by law to perform all the duties imposed upon it by this Agreement.

         SECTION 8.08. REPLACEMENT OF TRUSTEE. The Trustee may resign and be discharged of the duties and obligations created by this Agreement by notifying the Borrower, the Paying Agent, the Bank and the Remarketing Agent; provided, however, that no such resignation shall become effective until the appointment of a successor Trustee, as hereinafter provided. The holders of not less than a majority in principal amount of the Series A Notes may remove the Trustee by notifying the removed Trustee and may appoint a successor Trustee with the Borrower's, the Bank's, the Paying Agent's and the Remarketing Agent's prior written consent; provided, however, that no such removal shall become effective until the appointment of a successor Trustee, as hereinafter provided. Except upon the occurrence and during the continuance of an Event of Default hereunder, the Borrower may remove the Trustee, but (except to the extent otherwise provided herein) only after obtaining the prior written consent of the Bank and giving written notice thereof to the Paying Agent, the Remarketing Agent and the Bank by first-class mail, postage prepaid; provided, however, that no such removal shall become effective until the appointment of a successor Trustee, as hereinafter provided.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Borrower, with the prior written consent of the Paying Agent, the Bank and the Remarketing Agent shall promptly appoint a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Borrower, the Paying Agent, the Bank and the Remarketing Agent. Immediately thereafter, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, the resignation or removal of the retiring Trustee shall then (but only then) become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Agreement. The successor Trustee shall notify the holders of the Series A Notes of its acceptance of the duties and obligations hereunder in writing by first-class mail promptly following such acceptance.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Borrower, the Paying Agent, the Bank or the holders of a majority in principal amount of the Series A Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 8.07, any Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         SECTION 8.09. DUTIES OF REMARKETING AGENT.

                  (a) The Remarketing Agent will, in accordance with the Remarketing Agreement, establish the Interest Periods and corresponding Interest Rates for the Series A Notes and perform the other duties provided for to be done by it in this Agreement and the Remarketing Agreement.

                  (b) Subject to the consent of the Borrower, the Remarketing Agent may execute and perform any of its duties hereunder through agents, attorneys, employees or co-remarketing agents and shall not be responsible for the misconduct or negligence of any agent, attorney, employee or co-remarketing agent appointed with due care.

         SECTION 8.10. ELIGIBILITY OF REMARKETING AGENT; REPLACEMENT. The Remarketing Agent will be (i) a member of the National Association of Securities Dealers, Inc. having excess net capital (as defined in Rule 15c3-1 of the Securities Exchange Act of 1934, as amended) of at least $25,000,000 or, in the alternative, a national banking association having a combined capital stock, surplus and undivided profits of at least $100,000,000, (ii) a participant of the Securities Depository (but only if DTC is Securities Depository hereunder), and (iii) if the Series A Notes are rated by a Rating Agency, rated at least Baa3/P-3 or otherwise be acceptable to the Rating Agency.

         NationsBank of North Carolina, N.A. is hereby appointed as the initial Remarketing Agent and is herein referred to as the "Remarketing Agent." Any Remarketing Agent shall accept its appointment hereunder in writing. The Remarketing Agent may resign by notifying the Borrower, the Trustee, the Paying Agent and the Bank at least 45 days before the effective date of the resignation. The Borrower may at any time remove the Remarketing Agent and appoint a successor by notifying the Remarketing Agent, the Bank, the Paying Agent and the Trustee at least 60 days prior to the effective date of such removal. Upon the resignation or removal of the Remarketing Agent, the Borrower shall appoint a successor by notifying the Remarketing Agent, the Bank, the Paying Agent and the Trustee. If the Remarketing Agent resigns or is removed pursuant to the terms of this Agreement and, after 45 days in the case of notice of resignation or 60 days in the case of notice of removal, the Borrower has failed to appoint a successor in accordance with the terms of this Agreement, such resignation or removal shall take effect immediately and, as provided in
Section 3.08(a)(iii), the Series A Notes shall not be remarketed until a successor Remarketing Agent has delivered an acceptance of its appointment to the Trustee.

         Notwithstanding the foregoing, with the consent of the Borrower and with prior written notice to (but without the consent of), the Trustee, the Bank, the Paying Agent and the Noteholders, NationsBank of North Carolina, N.A. may assign or transfer any or all of its rights and obligations hereunder and under the Remarketing Agreement to any other direct or indirect, wholly-owned subsidiary of NationsBank Corporation so long as such subsidiary meets the qualifications for a Remarketing Agent set forth herein and is otherwise permitted to perform such obligations under all applicable federal and state banking and securities laws, rules and regulations.

         SECTION 8.11. DUTIES OF PLACEMENT AGENT.

                  (a) The Placement Agent will, in accordance with the Placement Agreement, arrange to place the Series A Notes with qualified investors and perform the other duties provided for to be done by it in this Agreement and the Placement Agreement.

                  (b) Subject to the consent of the Borrower, the Placement Agent may execute and perform any of its duties hereunder through agents or attorneys and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

                  (c) Upon the issuance of the Series A Notes hereunder, the Placement Agent shall assist the Borrower in obtaining from

Standard & Poor's Ratings Group a long-term and a short-term rating on the Series A Notes, which ratings shall be equivalent to the long-term and short-term ratings of the Bank. The Borrower hereby agrees to pay (or, to the extent incurred directly by the Placement Agent, reimburse the Placement Agent for) all fees, costs and expenses incurred in connection with obtaining and maintaining such ratings.

         SECTION 8.12. ELIGIBILITY OF PLACEMENT AGENT; REPLACEMENT. The Placement Agent will be (i) a member of the National Association of Securities Dealers, Inc. having a capitalization of at least $25,000,000 or, in the alternative, a national banking association having a combined capital stock, surplus and undivided profits of at least $100,000,000, (ii) if the Series A Notes are rated by a Rating Agency, rated at least Baa3/P-3 or otherwise be acceptable to the Rating Agency and (iii) otherwise satisfactory to the Bank, the Remarketing Agent and the Trustee.

         NationsBank of North Carolina, N.A. is hereby appointed as the initial Placement Agent. Any Placement Agent shall accept its appointment hereunder in writing. The Placement Agent may resign by notifying the Borrower, the Remarketing Agent, the Trustee, the Paying Agent and the Bank at least 45 days before the effective date of the resignation. The Borrower may at any time remove the Placement Agent and appoint a successor by notifying the Placement Agent, the Remarketing Agent, the Bank, the Paying Agent and the Trustee at least 60 days prior to the effective date of such removal. Upon the resignation or removal of the Placement Agent, the Borrower shall appoint a successor by notifying the Placement Agent, the Bank, the Remarketing Agent, the Paying Agent and the Trustee. If the Placement agent resigns or is removed pursuant to the terms of this Agreement and, after 45 days in the case of resignation or 60 days in the case of removal, the Borrower has failed to appoint a successor in accordance with the terms of this Agreement, such resignation or removal shall take effect immediately.

         Notwithstanding the foregoing, with the consent of the Borrower and with prior written notice to (but without the consent of), the Trustee, the Bank, the Remarketing Agent, the Paying Agent and the Noteholders, NationsBank of North Carolina, N.A. may assign or transfer any or all of its rights and obligations hereunder and under the Placement Agreement to any other direct or indirect, wholly-owned subsidiary of NationsBank Corporation so long as such subsidiary meets the qualifications for a Placement Agent set forth herein and is otherwise permitted to perform such obligations under all applicable federal and state banking and securities laws, rules and regulations.

         SECTION 8.13. APPOINTMENT OF AND DUTIES OF PAYING AGENT. Norwest Bank Minnesota, N.A. is hereby appointed the Paying Agent under this Agreement. The Paying Agent, by its execution hereof, hereby accepts all duties and obligations imposed upon it under this Agreement. The Paying Agent shall designate to the Trustee its principal office for purposes hereof, which shall be the office of the Paying Agent at which all notices and other communications in connection herewith may be delivered to it. Any successor Paying Agent, by written instrument delivered to the Trustee, the Borrower, the Bank and the Remarketing Agent, shall accept the duties and obligations imposed upon it under this Agreement. The Paying Agent shall not be liable in connection with its duties hereunder except for its own willful misconduct, negligence or bad faith. The Paying Agent hereby agrees to make payments of principal and Purchase Price of and interest on the Series A Notes and perform its other duties and obligations all as more fully set forth herein and to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Borrower, the Bank, the Remarketing Agent and the Trustee at all reasonable times.

         SECTION 8.14. QUALIFICATIONS OF PAYING AGENT; REPLACEMENT OF PAYING AGENT . Any successor Paying Agent shall be a banking association or corporation duly organized under the laws of the United States of America or any state or territory thereof and authorized by law to perform all the duties imposed upon it by this Agreement.

         The Paying Agent may resign and be discharged of the duties and obligations created by this Agreement by notifying the Borrower, the Trustee, the Bank and the Remarketing Agent; provided, however, that no such resignation shall become effective until the appointment of a successor Paying Agent, as hereinafter provided. The holders of not less than a majority in principal amount of the Series A Notes may remove the Paying Agent by notifying the removed Paying Agent and may appoint a successor Paying Agent with the Borrower's, the Bank's, the Trustee's and the Remarketing Agent's prior written consent; provided, however, that no such removal shall become effective until the appointment of a successor Paying Agent, as hereinafter provided. Except upon the occurrence and during the continuance of an Event of Default hereunder, the Borrower may remove the Paying Agent, but (except to the extent otherwise provided herein) only after obtaining the prior written consent of the Bank and giving written notice thereof to the Trustee, the Remarketing Agent and the Bank by first-class mail, postage prepaid; provided, however, that no such removal shall become effective until the appointment of a successor Paying Agent, as hereinafter provided.

         If the Paying Agent resigns or is removed or if a vacancy exists in the office of Paying Agent for any reason, the Borrower, with the prior written consent of the Trustee, the Bank and the Remarketing Agent shall promptly appoint a successor Paying Agent.

         A successor Paying Agent shall deliver a written acceptance of its appointment to the retiring Paying Agent and to the

Borrower, the Trustee, the Bank and the Remarketing Agent. Immediately thereafter, the retiring Paying Agent shall transfer all property held by it as Paying Agent to the successor Paying Agent, the resignation or removal of the retiring Paying Agent shall then (but only then) become effective, and the successor Paying Agent shall have all the rights, powers and duties of the Paying Agent under this Agreement. The successor Paying Agent shall notify the holders of the Series A Notes of its acceptance of the duties and obligations hereunder in writing by first-class mail promptly following such acceptance.

         If a successor Paying Agent does not take office within 60 days after the retiring Paying Agent resigns or is removed, the retiring Paying Agent, the Borrower, the Trustee, the Bank or the holders of a majority in principal amount of the Series A Notes may petition any court of competent jurisdiction for the appointment of a successor Paying Agent.

         If the Paying Agent fails to comply with this Section 8.14, any Noteholder may petition any court of competent jurisdiction for the removal of the Paying Agent and the appointment of a successor Paying Agent.

         SECTION 8.15. SUCCESSOR TRUSTEE, PAYING AGENT OR REMARKETING AGENT BY MERGER. If the Trustee, Paying Agent or Remarketing Agent consolidates with, merges or converts into, or transfers all or substantially all its assets (or, in the case of a bank or trust company, its corporate trust assets) to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act shall be the successor Trustee, Paying Agent or Remarketing Agent, provided that such corporation or national banking association shall otherwise be eligible to serve in such capacity under this Agreement.

         SECTION 8.16. TRUSTEE'S COVENANT AS TO BANK NOTES. The Trustee shall register all Series A Notes (or beneficial interests in Series A Notes) which constitute Bank Notes (other than Bank Notes purchased with the Borrower's own funds and not with the proceeds of a draw on the Series A Letter of Credit) in its name as provided in Section 3.08(d)(ii) and shall hold such Bank Notes as agent and bailee of the Bank subject to and in accordance with the terms of this Agreement and the Reimbursement Agreement.

         SECTION 8.17. TRUSTEE AND PAYING AGENT AS ONE ENTITY. Notwithstanding any provision to the contrary in this Agreement, including, without limitation, Sections 8.08 and 8.14, except as otherwise provided in this Section 8.17, the Trustee and the Paying Agent shall be and shall remain, at all times and for all purposes hereunder, one and the same entity, and (a) in the event that the Trustee shall resign or be removed pursuant to the terms of Section 8.08, the Paying Agent shall be deemed simultaneously to have resigned or to have been removed, as applicable, pursuant to Section 8.14, and
(b) in the event that the Paying Agent shall resign or be removed pursuant to the terms of Section 8.14, the Trustee shall be deemed simultaneously to have resigned or to have been removed, as applicable, pursuant to Section 8.08; provided, however, that more than one entity may serve as Trustee and Paying Agent hereunder if the Borrower, the Remarketing Agent and each such entity shall expressly consent in writing to such arrangement.

                               END OF ARTICLE VIII

                                   ARTICLE IX

                             AMENDMENTS OF AGREEMENT

         SECTION 9.01. WITHOUT CONSENT OF NOTEHOLDERS. The Borrower ,the Trustee and the Paying Agent may amend or supplement this Agreement or the Series A Notes without prior notice to or consent of any Noteholder:

                  (a) to cure any ambiguity, inconsistency or formal defect or omission;

                  (b) to grant to the Trustee for the benefit of the Noteholders additional rights, remedies, powers or authority;

                  (c) to modify this Agreement or the Series A Notes to permit qualification under the Trust Indenture Act of 1939, as amended, or any similar federal statute at the time in effect; to permit the qualification of the Series A Notes for sale under the securities laws of any state of the United States; or to prevent the application of the Investment Company Act of 1940, as amended, to any of the transactions contemplated by, or any of the parties to this Agreement or the Series A Notes;

                  (d) to provide for uncertificated Series A Notes or to make any change necessary to give effect to a book-entry system pursuant to Section 2.07;

                  (e) to evidence the succession of a new Trustee or the appointment by the Trustee of a co-Trustee;

                  (f) to make any change not materially adversely affecting any Noteholder's rights requested by each Rating Agency then rating the Series A Notes in order (i) to obtain a rating from each such Rating Agency after the initial issuance of the Series A Notes if the Series A Notes are initially issued without a rating equivalent to the rating assigned to other securities supported by a Series A Letter of Credit of the Bank or (ii) to maintain any rating on the Series A Notes;

                  (g) to make any change not materially adversely affecting any Noteholder's rights to provide for or to implement the provisions of a Series A Letter of Credit or a Substitute Series A Letter of Credit;

                  (h) to make any change to provide for or to implement the provisions of a Series A Letter of Credit or a Substitute Series A Letter of Credit only if such Series A Letter of Credit or Substitute Series A Letter of Credit and the changes to this Agreement become effective on a Purchase Date applicable to all of the Series A Notes;

                  (i) to make any change that does not materially adversely affect the rights of any Noteholder; or

                  (j) to add to this Agreement the obligation of the Trustee or the Borrower to disclose such information regarding the Series A Notes, the Project, the Borrower or the Bank as shall be required or recommended to be disclosed in accordance with applicable regulations or guidelines established by, among others, the American Bankers Association Corporate Trust Committee.

         SECTION 9.02. WITH CONSENT OF NOTEHOLDERS. If an amendment of either this Agreement or the Series A Notes is permitted by the preceding Section, the Borrower, the Trustee and the Paying Agent may enter into such amendment, without prior notice to any Noteholders; provided, however, that if the Trustee determines in its sole discretion that such amendment materially adversely affects the Owners, then prior to entering into such an amendment, the Borrower and the Trustee shall obtain the consent of the holders of at least a majority in principal amount of the Series A Notes then Outstanding. Without the consent of all Noteholders affected, however, no amendment or supplement may (a) extend the final stated maturity of any Series A Note, (b) reduce the principal amount of, or Interest Rate on (prior to its Purchase Date), any Series A Note or change the terms of any redemption or mandatory purchase thereof, (c) effect a privilege or priority of any Series A Note or Series A Notes over any other Series A Note or Series A Notes (except as provided herein), (d) reduce the percentage of the principal amount of the Series A Notes required for consent to such amendment or (f) alter the obligation of the Bank under the Series A Letter of Credit or of the Borrower under the Series A Note Documents such that the Owners are materially adversely affected.

         SECTION 9.03. EFFECT OF CONSENTS. After an amendment becomes effective, it will bind every Noteholder unless it makes a change described in any of the lettered clauses of the preceding Section. In such case, the amendment will bind each Noteholder who consented to it and each subsequent holder of a Series A Note or portion of a Series A Note evidencing the same debt as the consenting holder's Series A Note.

         SECTION 9.04. NOTATION ON OR EXCHANGE OF SERIES A NOTES. If an amendment or supplement changes the terms of a Series A Note, the Trustee may require the holder to deliver such Series A Note to the Paying Agent. The Paying Agent may place an appropriate notation on the Series A Note regarding the changed terms and return it to the holder. Alternatively, if the Trustee and the Borrower determine, the Borrower in exchange for the Series A Note will issue and the Paying Agent will authenticate a new Series A Note that reflects the changed terms. In either event, the cost of placing such notation on the Series A Note(s) shall be borne by the Borrower.

         SECTION 9.05. SIGNING BY TRUSTEE OF AMENDMENTS. The Trustee and the Paying Agent will sign any amendment to this Agreement or the Series A Notes authorized by this Article if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee or the Paying Agent. If it does, the Trustee or the Paying Agent may, but need not, sign it. In signing an amendment, the Trustee will be entitled to receive and (subject to Section 8.01) will be fully protected in relying on an Opinion of Counsel stating that such amendment or supplement is authorized by this Agreement and is duly authorized, executed and delivered and enforceable in accordance with its terms.

         SECTION 9.06. BANK AND REMARKETING AGENT CONSENT REQUIRED. Except to the extent that the consent of the Remarketing Agent or the Bank is not required for the action that is the subject of the amendment (e.g., removal of the Remarketing Agent , the Trustee or the Paying Agent by the Borrower upon the terms specified herein), an amendment to this Agreement or the Series A Notes shall not become effective unless the Remarketing Agent (but only to the extent that such amendment affects the rights, duties or obligations of the Remarketing Agent hereunder) and the Bank deliver to the Trustee their written consents to the amendment. In any event, no amendment hereto shall become effective until the Remarketing Agent receives a copy of the amendment and acknowledges such receipt; provided, however, that receipt and acknowledgement of a copy of any such amendment by the Remarketing Agent shall be deemed to have occurred if the copy of the amendment is accompanied by notice requesting acknowledgement within three (3) Business Days, and the copy of the amendment is sent by facsimile to the Remarketing Agent (confirmed immediately by a telephone conversation between the sender of the facsimile and an authorized representative of the Remarketing Agent) and the Remarketing Agent fails to acknowledge receipt within three (3) Business Days. For purposes of this section, for so long as NationsBank of North Carolina, N.A. serves as Remarketing Agent hereunder, an "authorized representative" of the Remarketing Agent shall mean a VRDN Product Manager. On the Date of Issuance, the Remarketing Agent shall deliver to the Borrower a certificate identifying each officer of the Remarketing Agent qualifying as a VRDN Product Manager on such date, and each such officer's title, address and telephone number.

         SECTION 9.07. NOTICE TO NOTEHOLDERS. The Trustee shall cause the Paying Agent to promptly mail notice of the execution of an amendment hereto to be mailed promptly by first-class mail to each Noteholder at the holder's registered address. The notice shall state briefly the nature of the amendment and that copies thereof are on file with the Trustee for inspection by all Noteholders.

                                END OF ARTICLE IX

                                    ARTICLE X

                                  MISCELLANEOUS

         SECTION 10.01. NOTICES.

                  (a) Any notice, request, direction, designation, consent, acknowledgment, certification, appointment, waiver or other communication required or permitted by this Agreement or the Series A Notes must be in writing except as expressly provided otherwise in this Agreement or the Series A Notes.

                  (b) Except as otherwise provided herein, any notice or other communication shall be sufficiently given and deemed given when delivered by hand or overnight express delivery or mailed by first-class mail, postage prepaid, addressed as follows or, if the communication may be given by telex or telecopy under the provisions of this Agreement, when telexed or telecopied to the following numbers (and, in the case of any telex or telecopy to the Borrower, confirmed in writing within 24 hours by receipted hand delivery):

         If to the Borrower:        Hanover Direct, Inc.
                                    1500 Harbor Boulevard, 1st Floor
                                    Weehawken, New Jersey  07087
                                    Attention: General Counsel
                                    Telephone No.:  (201) 319-3403
                                    Fax No.:  (201) 392-5005

         If to the Trustee or the
         Paying Agent:              Norwest Bank Minnesota, N.A.
                                    Norwest Center
                                    Sixth & Marquette
                                    Minneapolis, Minnesota  55479-0069
                                    Attention:  Corporate Trust Department
                                    Telephone No.:  (612) 667-8058
                                    Fax No.:  (612) 667-9825

         If to the Remarketing      NationsBank of North Carolina, N.A.
         Agent or Placement Agent:  NationsBank Corporate Center
                                    100 North Tryon Street
                                    NC1-007-06-07
                                    Charlotte, North Carolina 28255
                                    Attention:  Money Market Sales
                                    Department
                                    Telephone No.:  (704) 386-1752
                                    Fax No.:  (704) 386-6490
         with a copy to:            NationsBank of North Carolina, N.A.
                                    NationsBank Corporate Center, 6th Floor
                                    100 North Tryon Street
                                    NC1-007-06-01
                                    Charlotte, North Carolina  28255
                                    Attention:  VRDN Product Manager
                                    Telephone No.:  (704) 386-8783
                                    Fax No.:  (704) 388-9366

         If to the Bank:            NationsBank of North Carolina, N.A.
                                    767 5th Avenue, 5th Floor
                                    New York, New York  10153
                                    Attention:  Christopher C. Browder
                                    Telephone No.:  (212) 407-5322
                                    Fax No.:  (212) 751-6909

         Any addressee may designate by giving notice in accordance with the foregoing additional or different addresses or telex or telecopy numbers for purposes of this Section.

         A copy of any notice to any party given hereunder (with the exception of notices required for drawings under any Series A Letter of Credit) shall be provided to the Remarketing Agent in the manner such notice is otherwise given.

         Upon the reasonable request of the Borrower (and at the Borrower's expense), (a) the Trustee and the Paying Agent will provide to the Borrower a list of names and addresses of and principal amounts held by the registered owners or Beneficial Owners of the Series A Notes for purposes of enabling the Borrower to obtain any consents or amendments or waivers hereunder and (b) the Remarketing Agent will cooperate in good faith with the Borrower in connection with any solicitation by the Borrower of Beneficial Owners of the Series A Notes relating to any consents or amendments or waivers hereunder; provided, however, that the Borrower covenants that it will use any information obtained from the Trustee, the Paying Agent or the Remarketing Agent regarding the Beneficial Owners of the Series A Notes only for the purpose of obtaining consents, amendments or waivers as required in the Series A Note Agreement; provided further, that the Borrower will not disclose the identity of any of the Beneficial Owners of the Series A Notes to any other Person except with the prior written consent of the Remarketing Agent in each and every instance.

         The beneficial owner of $1,000,000 or more of Series A Notes may, by written notice to the Paying Agent, request that all notices given with respect to such Series A Notes be given to the registered owner thereof and to a second address provided in such written notice to the Trustee. Upon receipt of such notice described in the preceding sentence, the Trustee shall send all notices relating to the relevant Series A Notes to the registered owner and the second address so designated.

         SECTION 10.02. NOTEHOLDERS' CONSENTS. Any consent or other instrument required by this Agreement to be signed by Noteholders may be in any number of concurrent documents and may be signed by a Noteholder or by the holder's agent appointed in writing. Proof of the execution of such instrument or of the instrument appointing an agent and of the ownership of Series A Notes, if made in the following manner, shall be conclusive for any purposes of this Agreement with regard to any action taken by the Trustee under the instrument:

                  (a) The fact and date of a person's signing an instrument may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgments within that jurisdiction that the person signing the writing acknowledged before the officer the execution of the writing, or by an affidavit of any witness to the signing.

                  (b) The fact of ownership of Series A Notes, the amount or amounts, numbers and other identification of such Series A Notes and the date of holding shall be proved by the registration books kept by the Paying Agent pursuant to this Agreement.

         In determining whether the holders of the required principal amount of Series A Notes Outstanding have taken any action under this Agreement, the Trustee will disregard Bank Notes and Bank Notes will be deemed not to be Outstanding for such purpose. In determining whether the Trustee shall be protected in relying on any such action, only Series A Notes which the Trustee knows to be so owned shall be disregarded.

         SECTION 10.03. NOTICES TO RATING AGENCY. The Trustee shall notify the Rating Agency in writing of the occurrence of any of the following events prior to the proposed effective date thereof: (a) any change in the identity of the Trustee or the Remarketing Agent; (b) any amendment or modification of or change to this Agreement, the Reimbursement Agreement or the Series A Letter of Credit;
(c) the expiration or termination of the Series A Letter of Credit, or any extension thereof; (d) the payment in full of the principal of and interest on the Series A Notes; and (e) the delivery of any written opinion of Bankruptcy Counsel required to be delivered pursuant to Section 5.03(b)(i)(B).

         SECTION 10.04. LIMITATION OF RIGHTS. Nothing expressed or implied in this Agreement or the Series A Notes shall give any person other than the Trustee, the Borrower, the Bank, the Remarketing Agent and the Noteholders any right, remedy or claim under or with respect to this Agreement.

         SECTION 10.05. SEVERABILITY. If any provision of this Agreement shall be determined to be unenforceable by a court of law, that shall not affect any other provision of this Agreement.

         SECTION 10.06. PAYMENTS DUE ON NON-BUSINESS DAYS. If a payment date is not a Business Day at the place of payment, then payment shall be made at that place on the next succeeding Business Day, with the same force and effect as if made on the payment date, and, in the case of any such payment, no interest shall accrue for the intervening period.

         SECTION 10.07. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State.

         SECTION 10.08. COUNTERPARTS. This Agreement may be signed in several counterparts, each of which will be an original and all of which together will constitute the same instrument.

         SECTION 10.09. BINDING EFFECT. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns, except that no party hereto may assign any of its rights or obligations hereunder without the consent of the other parties, the Bank, the Remarketing Agent and the Placement Agent, unless otherwise provided herein.

                                END OF ARTICLE X

         IN WITNESS WHEREOF, the Borrower and the Trustee and Paying Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of November 9, 1994.

                                        HANOVER DIRECT, INC.

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

ATTEST

By:_________________________________________________________
Title:______________________________________________________

[CORPORATE SEAL]


                                        NORWEST BANK MINNESOTA, N.A., AS
                                        TRUSTEE AND PAYING AGENT

                                        By:_____________________________________

                                        Name: Polly B. Berquist
                                        Title: Corporate Trust Officer

THIS SERIES A NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE REGULATORY AUTHORITY UNDER ANY STATE SECURITIES LAWS AND THEREFORE CANNOT BE RESOLD UNLESS IT IS REGISTERED UNDER SUCH ACT OR APPLICABLE LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THIS SERIES A NOTE IS NOT A DEPOSIT OR OBLIGATION OF NATIONSBANK CORPORATION OR ANY OF ITS AFFILIATED BANKS INCLUDING NATIONSBANK OF NORTH CAROLINA, N.A. (THE "BANK"), OR GUARANTEED BY, IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION AND IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. ALTHOUGH NOT GUARANTEED BY THE BANK, PAYMENTS OF PRINCIPAL AND INTEREST ON THIS SERIES A NOTE AND, IF REMARKETING PROCEEDS ARE NOT AVAILABLE, THE PURCHASE PRICE OF THIS SERIES A NOTE, WILL BE MADE FROM DRAWINGS UNDER THE SERIES A LETTER OF CREDIT ISSUED BY THE BANK. THE FAILURE OF THE BANK TO HONOR ANY DRAWING UNDER OTHER SERIES A LETTER OF CREDIT WILL NOT GIVE RISE TO ANY CLAIM OTHER THAN AGAINST THE BANK.

                                    EXHIBIT A

                              FORM OF SERIES A NOTE

REGISTERED                                                            REGISTERED

No. R-...............                                    $......................


                              HANOVER DIRECT, INC.
                          FLEXIBLE TERM SERIES A NOTES,
                                    SERIES A

INTEREST RATE                 MATURITY DATE       DATE OF ISSUANCE

As Described                  October 1,  2009    ..............................

REGISTERED OWNER:


PRINCIPAL AMOUNT:

         Hanover Direct, Inc., a Delaware corporation (the "Borrower"), for value received, hereby promises to pay, solely from the sources and in the manner hereinafter provided, to the registered owner, or registered assigns or legal representative, upon presentation and surrender hereof at the principal corporate trust office of Norwest Bank Minnesota, N.A., or its successor (in such capacity, the "Paying Agent"), or by wire transfer, as provided in the Series A Note Agreement, as hereinafter defined, the principal sum set forth above on the Maturity Date set forth above, subject to the prior mandatory or optional redemption of this

Series A Note as hereinafter provided, and to pay solely from such source interest hereon at the Interest Rate, as hereinafter defined, payable in arrears on the Interest Payment Date, as hereinafter defined, until payment in full and, to the extent permitted by law, interest on overdue installments of such interest, from the Interest Payment Date applicable to this Series A Note next preceding the date on which this Series A Note is authenticated, unless this Series A Note is (a) authenticated before the first Interest Payment Date following the initial delivery of the Series A Notes issued herein, in which case it shall bear interest from the date of such initial delivery or (b) authenticated upon an Interest Payment Date, in which case it shall bear interest from such Interest Payment Date (unless interest on this Series A Note is in default at the time of authentication, in which case this Series A Note shall bear interest from the last date to which interest has been paid). Except as otherwise provided in the Series A Note Agreement, interest hereon shall be paid to the person in whose name this Series A Note is registered on the register of the Paying Agent at the close of business on the Record Date next preceding each Interest Payment Date, by check or draft mailed to such person at his address as it appears on the register maintained by the Paying Agent, or by wire transfer for holders of an aggregate principal amount of at least $500,000, at the request of such holders, as provided in the Series A Note Agreement. Principal and Purchase Price, as hereinafter defined, of and interest on this Series A Note are payable in lawful currency of the United States of America. If any payment hereon is due on a day which is not a Business Day, as hereinafter defined, payment shall be made on the next succeeding Business Day with the same force and effect as if made on the day such payment was due and, in the case of such payment, no interest shall accrue for the intervening period.

         This Series A Note is one of an issue not to exceed $10,000,000 Hanover Direct, Inc. Flexible Term Notes, Series A (the "Series A Notes"), issued pursuant to a Series A Note Agreement dated as of November 9, 1994 (the "Series A Note Agreement"), between the Borrower and Norwest Bank Minnesota, N.A., as trustee (in such capacity, the "Trustee") and Paying Agent, for the purpose of refinancing and/or financing certain construction, refurbishment and related costs of an approximately 530,000 square foot distribution facility of the Borrower located in Roanoke, Virginia and a new retail store of Gump's, Inc., a subsidiary of the Borrower located in San Francisco, California. Pursuant to the Series A Note Agreement, the Borrower has caused NationsBank of North Carolina, N.A. (the "Bank") to issue its irrevocable Series A Letter of Credit dated the Date of Issuance (as hereinafter defined and as set forth above) of the Series A Notes (the "Series A Letter of Credit") in favor of the Trustee, in an amount sufficient to pay the Series A Facility Amount and unpaid interest on or Purchase Price of the Series A Notes, but not to exceed $10,145,833, pursuant to a Credit Facilities and Reimbursement Agreement dated as of October 12, 1994 (the "Reimbursement Agreement") by and among the Borrower, the financial lenders listed on the signature pages of the Reimbursement Agreement, including the Bank, and the Bank, as agent, which Series A Letter of Credit initially expires (subject to extension or earlier termination as provided in the Reimbursement Agreement and the Series A Note Agreement) on November 9, 1994. Substitute letters of credit may be delivered in accordance with the Series A Note Agreement. The Trustee is authorized and directed pursuant to the Series A Note Agreement to make timely draws under the Series A Letter of Credit in accordance with the terms thereof, to the extent necessary to make when due the payments of principal of (whether on the Maturity Date referenced above, by acceleration, or by call for redemption), the Purchase Price of and interest on the Series A Notes, except as otherwise provided in the Series A Note Agreement and the Series A Letter of Credit. Reference is hereby made to the Series A Note Agreement, the Series A Letter of Credit, the Reimbursement Agreement and to all amendments and supplements thereto for a description of the provisions, among others, with respect to the nature and extent of the security, the default provisions, the rights, duties and obligations of the Borrower and the Trustee and the rights of the holders of the Series A Notes and the terms upon which the Series A Notes are issued and secured.

         The Series A Notes are issuable in registered form without coupons in denominations of $100,000 or any integral multiple of $100,000 in excess thereof (the "Authorized Denominations"). This Series A Note, upon surrender hereof at the principal corporate trust office of the Paying Agent with a written instrument of transfer satisfactory to the Paying Agent duly endorsed for transfer or accompanied by an assignment duly executed by the holder hereof or his attorney duly authorized in writing and, in either case, with an appropriate guarantee of signature conforming to the requirements of the assignment attached hereto, may, at the option of the holder hereof, be exchanged for Series A Notes of the same aggregate principal amount and tenor as the Series A Notes being exchanged and of any Authorized Denomination. This Series A Note is transferable as provided in the Series A Note Agreement, subject to certain limitations therein contained, only upon the register of the Paying Agent, and only upon surrender of this Series A Note for transfer to the Paying Agent duly endorsed for transfer or accompanied by a written instrument of transfer (in substantially the form of the assignment attached hereto) duly executed by the holder hereof or his duly authorized attorney. Thereupon, one or more new Series A Notes of any Authorized Denomination or Authorized Denominations and in the same aggregate principal amount and tenor as the Series A Note surrendered will be issued to the designated transferee or transferees.

         The person in whose name this Series A Note is registered shall be deemed and regarded as the absolute owner hereof for any purpose, as provided in and as qualified by the Series A Note Agreement.

         The Paying Agent or NationsBank of North Carolina, N.A., as Remarketing Agent (the "Remarketing Agent"), may make appropriate arrangements for some or all of the Series A Notes to be issued or held by means of a book-entry system administered by a Securities Depository, as hereinafter defined, with no physical distribution of Series A Notes made to the public (other than those Series A Notes, if any, not held under such book-entry system).

         Initially, all of the Series A Notes will be held by means of a book-entry system administered by the Securities Depository. One Series A Note certificate in registered form will be issued for the Series A Notes in the aggregate principal amount of $10,000,000, and will be registered in the name of the Securities Depository Nominee and will be deposited with the Paying Agent. Thereafter, in the event that Series A Notes are issued to the Beneficial Owners thereof in certificated (physical) form (and in each and every case thereafter in which a change in the principal amount of Series A Notes held pursuant to a book-entry system is made), the Paying Agent will take all actions necessary to comply with the Balance Certificate Agreement dated as of the date hereof between Norwest Bank Minnesota, N.A., as transfer agent, and the Securities Depository, which agreement governs the mechanisms for the registration of transfer of Series A Note certificates registered in the name of the Securities Depository Nominee.

         With respect to any Series A Notes that are held by means of a book-entry system, such book-entry system will evidence beneficial ownership of the Series A Notes so held in Authorized Denominations (or, as applicable, positions held by the Participants, beneficial ownership being evidenced in the records of such Participants). Registration and transfers of ownership shall be effected on the records of the Securities Depository and the Participants, as applicable, pursuant to rules and procedures established by the Securities Depository and the Participants. Subject to the provisions of Section 7.09 of the Series A Note Agreement relating to the Bank as holder of the Series A Notes, the Borrower, the Trustee and the Paying Agent will recognize the Securities Depository Nominee, as hereinafter defined, while the registered owner of the Series A Notes so held, as the owner of the Series A Notes for all purposes, including (i) payments of principal and Purchase Price of, and interest on, the Series A Notes, (ii) notices and (iii) voting, subject to certain qualifications as stated in the Series A Note Agreement. Transfer of principal, interest and Purchase Price payments to beneficial owners of the Series A Notes so held will be the responsibility of the Securities Depository and the Participants. The Borrower, the Trustee, the Bank and the Paying Agent will not be responsible or liable for such transfers of payments or for maintaining, supervising or reviewing the records maintained by the Securities Depository, the Securities Depository Nominee or the Participants.

         While the Securities Depository Nominee is the owner of the Series A Notes so held, notwithstanding the provision hereinabove contained, payments of principal and Purchase Price of and interest on such Series A Notes shall be made in accordance with the Letter of Representations dated as of November 9, 1994 among the Borrower, the Trustee, the Remarketing Agent and Paying Agent and received and accepted by the Securities Depository.

SO LONG AS A BOOK-ENTRY SYSTEM OF EVIDENCE AND TRANSFER OF OWNERSHIP IS MAINTAINED WITH RESPECT TO THIS SERIES A NOTE IN ACCORDANCE WITH THE TERMS OF THE SERIES A NOTE AGREEMENT, (1) THE PROVISIONS OF THIS SERIES A NOTE RELATING TO THE DELIVERY OF PHYSICAL SERIES A NOTES SHALL BE DEEMED INAPPLICABLE OR BE OTHERWISE SO CONSTRUED WITH REGARD TO THIS SERIES A NOTE AS TO GIVE FULL EFFECT TO SUCH BOOK-ENTRY SYSTEM AND (2) THE PROVISIONS

OF THIS SERIES A NOTE RELATING TO ISSUANCE, PAYMENTS OF PRINCIPAL, PURCHASE PRICE AND INTEREST, AND ESTABLISHMENT OF INTEREST RATES AND INTEREST PERIODS WITH RESPECT TO THE SERIES A NOTES SHALL BE APPLICABLE TO BENEFICIAL OWNERSHIP INTERESTS IN THE SERIES A NOTES IN AUTHORIZED DENOMINATIONS TO THE SAME EXTENT AS SUCH PROVISIONS ARE APPLICABLE TO REGISTERED OWNERSHIP INTERESTS IN THE SERIES A NOTES.

         In the event that a book-entry system of evidence and transfer of ownership of the Series A Notes is discontinued pursuant to the provisions of the Series A Note Agreement, the Series A Notes shall be delivered solely in registered form without coupons in the Authorized Denominations, shall be lettered "R" and numbered separately from 1 upward, and shall be payable, executed, authenticated, registered, exchanged and cancelled pursuant to the provisions hereof and of the Series A Note Agreement.

         All references herein to time shall be Charlotte, North Carolina time unless otherwise expressly stated herein.

         Except as otherwise specifically provided herein, all capitalized words and terms shall have the same meaning when used herein as set forth in the Series A Note Agreement.

         1.       CERTAIN DEFINITIONS.

                  "BUSINESS DAY" means any day other than (a) Saturday or Sunday, (b) a day on which commercial banks in New York, New York, or in the city or cities in which the corporate trust office of the Trustee or the Paying Agent, the primary office of the Remarketing Agent or the Placement Agent or the paying office of the Bank are authorized by law or executive order to close or
(c) a day on which the New York Stock Exchange is closed. For purposes of this definition, "paying office of the Bank" means the Bank office responsible for making payments under any Series A Letter of Credit.

                  "DATE OF ISSUANCE" means the date upon which the Series A Notes are issued, authenticated and delivered in accordance with the terms and conditions of Section 2.06 of the Series A Note Agreement.

                  "INTEREST PAYMENT DATE" means the first day after the last day of each Interest Period.

                  "INTEREST PERIOD" means, with respect to any Series A Note, each period of between one (1) and one hundred eighty (180) days established from time to time by the Remarketing Agent in accordance with the Interest Period determination method described in Section 2.02(a) of the Series A Note Agreement.

                  "INTEREST RATE" means, with respect to any Series A Note, the interest rate on such Series A Note determined from time to time by the Remarketing Agent in accordance with the Interest Rate determination method described in Section 2.02(a) of the Series A Note Agreement. In no event shall the Interest Rate exceed the lesser of fifteen percent (15%) per annum or the highest interest rate which may be borne by the Series A Notes under applicable law.

                  "PARTICIPANTS" means securities brokers and dealers, banks, trust companies and clearing corporations which have access to the Securities Depository's system.

                  "PURCHASE DATE" means, with respect to any Series A Notes, the date on which such Series A Notes are required to be purchased pursuant to the terms and conditions of Section 3.07(a) of the Series A Note Agreement.

                  "PURCHASE PRICE" means an amount equal to 100% of the principal amount of any Series A Note tendered or deemed tendered to the Trustee for purchase pursuant to the terms and conditions of Section 3.07 of the Series A Note Agreement, plus accrued and unpaid interest thereon to, but excluding, the Purchase Date.

                  "RECORD DATE" means, with respect to each Interest Payment Date, the Trustee's close of business on the Business Day next preceding such Interest Payment Date.

                  "SECURITIES DEPOSITORY" means, initially, The Depository Trust Company, or any successor or substitute securities depository selected by the Borrower (with the consent of the Trustee and the Remarketing Agent), which shall maintain a book-entry system in respect of the Series A Notes.

                  "SECURITIES DEPOSITORY NOMINEE" means, as to any Securities Depository, such Securities Depository or the nominee of such Securities Depository in whose name there shall be registered on the register maintained by the Paying Agent the Series A Note certificate to be delivered to and immobilized with the Paying Agent during continuation with such Securities Depository of participation in its book-entry system, and shall initially be Cede & Co., nominee of The Depository Trust Company.

         2. INTEREST ON THE SERIES A NOTES.

                  The Series A Notes will bear interest at the Interest Rate from the Date of Issuance until paid in full. Interest accrued on each Series A Note shall be paid on the applicable Interest Payment Date therefor. The amount of interest payable on any Interest Payment Date shall be computed on the basis of the actual number of days elapsed over a year of 360 days. The initial Interest Period and corresponding Interest Rate for each Series A Note will be determined by the Remarketing Agent on the Date of Issuance. After the initial determination of the Interest Period and corresponding Interest Rate, the applicable Interest Period and corresponding Interest Rate shall be determined by the

Remarketing Agent at the time and in the manner specified in Section 2.02 of the Series A Note Agreement. The Remarketing Agent's determination of the Interest Periods and Interest Rates shall be conclusive and binding on the Noteholders, the Paying Agent, the Remarketing Agent, the Borrower, the Bank and the Trustee. The Remarketing Agent will notify the Paying Agent in writing (which may be in telecopy form) or by telephone promptly confirmed in writing by 10:00 a.m. on the first Business Day of each Interest Period with respect to any Series A Note, of the identity of such Series A Note, the length of such Interest Period, the Interest Rate therefor and the principal amount of such Series A Note, and, upon the request of the Borrower or the Bank, the Paying Agent shall promptly (but in no event later than the end of such Business Day) after its receipt of such information, forward such information to the Borrower and the Bank. The failure by the Remarketing Agent or the Paying Agent, as applicable, to give any such notice shall not affect the change in the Interest Period and/or Interest Rate.

                  The calculation of interest payable on the Series A Notes as provided in this Agreement will be conclusive and binding on the Borrower, the Bank, the Trustee, the Paying Agent, the Remarketing Agent and the Noteholders, absent manifest error.

                  Neither the Remarketing Agent nor any of its directors, officers, agents or employees shall be liable to the Borrower, the Trustee, the Paying Agent, the Bank or any Noteholder for any action taken or not taken by the Remarketing Agent or any of its directors, officers, agents or employees in connection with the determination of the Interest Period and Interest Rate for each Series A Note pursuant to the Series A Note Agreement, in the absence of its own negligence or willful misconduct.

         3.       REDEMPTION OF SERIES A NOTES.

                  (a) OPTIONAL REDEMPTION. The Series A Notes are subject to redemption at the option of the Borrower, in whole or in part, at a redemption price equal to the principal amount thereof plus accrued and unpaid interest thereon to, but excluding, the redemption date; provided that any such redemption in part shall be in a minimum principal amount of $100,000.

                  (b) MANDATORY SINKING FUND REDEMPTION. The Series A Notes are subject to mandatory sinking fund redemption prior to the Maturity Date, in part, with the Series A Notes to be redeemed being selected pursuant to Section 3.03, at a redemption price equal to the principal amount thereof, on October 1, or if any such date is not a Business Day, on the next succeeding Business Day with the same force and effect, in the years and in the principal amounts indicated below:

                  REDEMPTION DATE                                PRINCIPAL
                    (OCTOBER 1)                                   AMOUNT
                    -----------                                   ------
                       1996                                       $500,000
                       1997                                        500,000
                       1998                                        500,000
                       1999                                        500,000
                       2000                                        800,000
                       2001                                        800,000
                       2002                                        800,000
                       2003                                        800,000
                       2004                                        800,000
                       2005                                        800,000
                       2006                                        800,000
                       2007                                        800,000
                       2008                                        800,000
                       2009                                        800,000

                  (c) MANDATORY REDEMPTION ON EXPIRATION OR TERMINATION OF SERIES A LETTER OF CREDIT WITHOUT EXTENSION OR PROVIDING A SUBSTITUTE SERIES A LETTER OF CREDIT. The Series A Notes are subject to mandatory redemption in whole on the fifth (5th) Business Day prior to the stated date of expiration or termination of the Series A Letter of Credit, at a redemption price equal to the principal amount thereof plus accrued and unpaid interest thereon to, but excluding, the redemption date, unless by the twentieth (20th) day prior to such redemption date the Borrower provides to the Trustee, and the Trustee has accepted, (1) evidence that such Series A Letter of Credit has been extended or
(2) a Substitute Series A Letter of Credit to be effective on or prior to such redemption date.

                  (d) REDEMPTION DATE. The redemption date for Series A Notes to be redeemed as described in paragraph 3(a) above must be an Interest Payment Date with respect to the Series A Notes being redeemed. The redemption date for mandatory redemptions will be as specified in paragraph 3(b) or (c) above, as the case may be, or determined by the Trustee or the Remarketing Agent consistently with the provisions thereof and of the Series A Note Agreement.

                  (e) SELECTION OF SERIES A NOTES TO BE REDEEMED. Except as otherwise provided herein or in Section 3.03 of the Series A Note Agreement, if fewer than all the Series A Notes are to be redeemed, the Remarketing Agent will select the Series A Notes to be redeemed by lot or such other method as it deems in its sole discretion to be fair and appropriate and shall notify the Paying Agent (which notice may be provided by telephone, immediately confirmed in writing by legible facsimile transmission, registered or certified mail, overnight express delivery, or other secure means) of the holders and denominations of Series A Notes to be redeemed; provided, however, that in selecting Series A Notes to be redeemed the Remarketing Agent shall (i) select only Series A Notes not previously called for redemption, (ii) select Bank Notes prior to any other Series A Notes, and (iii) with respect to any mandatory sinking fund redemption as described in paragraph 3(b) above, select the Series A Notes to be redeemed on or before the sixtieth (60th) day prior to the redemption date, and in making such selection take into account the duration of the Interest Periods with respect to such Series A Notes.

                  In the event the Remarketing Agent fails to notify the Paying Agent of the Series A Notes to be redeemed on or before the ninth (9th) Business Day prior to the redemption date, the Paying Agent shall proceed to select Series A Notes for redemption from among the Outstanding Series A Notes in the chronological order in which their Purchase Dates occur, beginning with the earliest Purchase Date; provided, however, that in selecting Series A Notes to be redeemed the Paying Agent shall (i) select only Series A Notes not previously called for redemption and (ii) select Bank Notes prior to any other Series A Notes. If fewer than all Series A Notes having the same Purchase Date (selected for redemption as provided in the immediately preceding sentence) are to be redeemed, the Paying Agent shall treat each owner of Series A Notes as the owner of one Series A Note for purposes of selection for redemption, and shall select Series A Notes for redemption by lot or such other method as it deems fair and appropriate, (1) from among the holders of less than $1,000,000 in aggregate principal amount, provided that if there are no such holders, or if, after selection from among such holders such selection has not resulted in redemption of a sufficient amount of Series A Notes, then (2) from among the holders of $1,000,000 or more in aggregate principal amount of Series A Notes.

                  No portion of a Series A Note may be redeemed that would result in a Series A Note which is smaller than the then permitted minimum Authorized Denomination. For this purpose, the Remarketing Agent or the Paying Agent will consider each Series A Note in a denomination larger than the minimum denomination permitted by the Series A Notes at the time to be separate Series A Notes each in the minimum denomination.

                  (f) NOTICE OF REDEMPTION. The Trustee will prepare and cause the Paying Agent to send notice of each redemption to each Noteholder whose Series A Notes are being redeemed, the Borrower, the Remarketing Agent and the Bank by first-class mail at least seven (7) Business Days but not more than sixty (60) (or twenty (20), in the case of a mandatory redemption pursuant to paragraph 3(c) above) days before each redemption. The notice shall identify the Series A Notes or portions thereof to be redeemed and will state: (i) the type of redemption and the redemption date, (ii) the redemption price, (iii) that the Series A Notes called for redemption must be surrendered to collect the redemption price, (iv) the address of the Paying Agent at which the Series A Notes must be surrendered, (v) that interest on the Series A Notes called for redemption ceases to accrue on the redemption date, (vi) the CUSIP number of the Series A Notes called for redemption and (vii) any condition to the redemption. Failure by the Trustee or the Paying Agent to give any notice of redemption as to any particular Series A Notes will not affect the validity of the call for redemption of any Series A Notes in respect of which no such failure has occurred. Any notice mailed as provided in the Series A Notes will be conclusively presumed to have been given whether or not actually received by any holder or beneficial owner.

                  (g) EFFECT OF REDEMPTION. On the date fixed for redemption, notice having been given in the manner and under the conditions provided in the Series A Note Agreement, the Series A Notes or portions thereof called for redemption shall be due and payable at the redemption price provided therefor, plus accrued interest to such date. On such redemption date, if moneys sufficient to pay the redemption price of the Series A Notes to be redeemed, plus accrued interest thereon to the date fixed for redemption, are held by the Paying Agent, interest on the Series A Notes called for redemption shall cease to accrue; such Series A Notes shall cease to be entitled to any benefits or security under the Series A Note Agreement or to be deemed Outstanding; and the holders and beneficial owners of such Series A Notes shall have no rights in respect thereof except to receive payment of the redemption price thereof, plus accrued interest to, but excluding, the date of redemption.

                  (h) SERIES A NOTES REDEEMED IN PART. Upon surrender of a Series A Note redeemed in part, the Paying Agent will authenticate for the holder a new Series A Note or Series A Notes equal in principal amount to the unredeemed portion of the Series A Note surrendered.

         4. PURCHASE OF SERIES A NOTES.

                  (a) MANDATORY PURCHASE OF SERIES A NOTES; NOTICE. Except as provided in paragraph 4(c) below, Series A Notes are subject to mandatory purchase at the Purchase Price:

                           (i) on each Interest Payment Date applicable to such
Series A Note; and

                           (ii) on the effective date of any Substitute Series A
Letter of Credit delivered in accordance with the terms and conditions of the Series A Note Agreement, if, but only if, such Substitute Series A Letter of Credit will result in a Credit Modification.

                  The Trustee will prepare and cause the Paying Agent to send written notice of each mandatory purchase described in paragraph 4(a)(ii) above (a "Notice of Mandatory Purchase") to each Noteholder whose Series A Notes are being purchased, the Remarketing Agent, the Bank and the Borrower at least 15 days but not more than 60 days before the Purchase Date. No Notice of Mandatory Purchase will be given to holders or beneficial owners of Series A Notes if the mandatory purchase is being made as described in paragraph 4(a)(i) above.

                  (b) PAYMENT FOR PURCHASED SERIES A NOTES. The Purchase Price of Series A Notes to be purchased on a Purchase Date shall be paid from Remarketing

Proceeds available to pay the Purchase Price of such Series A Notes and, to the extent Remarketing Proceeds are not available to pay the Purchase Price of such Series A Notes, from proceeds of a draw on the Series A Letter of Credit pursuant to the applicable provisions of Section 5.02(a)(iv) of the Series A Note Agreement. To the extent that sufficient moneys have been made available therefor to the Paying Agent or the Remarketing Agent, as applicable, by 3:45 p.m. on the Purchase Date pursuant to Sections 3.08 and 5.02 of the Series A Note Agreement, upon surrender to the Paying Agent of Series A Notes called for mandatory purchase as provided in the Series A Note Agreement, the Purchase Price therefor shall be paid in immediately available funds by the Paying Agent's or the Remarketing Agent's, as applicable, close of business on the Purchase Date. From and after the Purchase Date or, if later, the date on which such moneys are made available to the Paying Agent or the Remarketing Agent, as applicable, interest accruing on such Series A Notes shall cease to be payable to the prior holder thereof, such Series A Notes shall cease to be entitled to the benefits of the Series A Note Agreement and to such extent the prior holder shall have recourse solely to the funds held by the Paying Agent or the Remarketing Agent, as applicable, for the purchase of such Series A Notes as provided in Section 4.03 of the Series A Note Agreement. Notwithstanding any provision to the contrary herein or in the Series A Note Agreement, for so long as the Series A Notes are held pursuant to a book-entry system maintained by DTC, payments of Purchase Price with respect to such Series A Notes shall be made pursuant to the rules and procedures established by DTC and its Participants.

                  (c) LIMITATION ON TENDERS. The holders shall not be required to tender any Series A Note for purchase on a Purchase Date if on such date, following the occurrence of an Event of Default, the Trustee shall have declared the principal of and interest on the Series A Notes immediately due and payable pursuant to Section 7.02 of the Series A Note Agreement.

                  (d) In the event that any Series A Note purchased pursuant to a mandatory purchase is not delivered by the holder thereof on the date such Series A Note is purchased, the Borrower shall execute (if necessary) and the Paying Agent will authenticate and deliver a new Series A Note of like aggregate principal amount as the Series A Note purchased, the Series A Note purchased shall no longer be deemed outstanding and the owner thereof shall be entitled to receive only those funds held on deposit with respect thereto, and the new Series A Note shall, for all purposes of the Series A Note Agreement, be deemed to evidence the same debt as the Series A Note purchased and shall be remarketed, delivered and registered in accordance with the terms of this Series A Note and the Series A Note Agreement.

         5. REMARKETING OF PURCHASED SERIES A NOTES.

                  (a) REMARKETING EFFORT. Except as otherwise provided in
Section 3.08(a) of the Series A Note Agreement, the Remarketing Agent will use reasonable best efforts to remarket on the Purchase Date all Series A Notes purchased in accordance with the terms of Section 3.07 of the Series A Note Agreement and, to the extent such purchased Series A Notes are not remarketed on the Purchase Date, thereafter will continue to use reasonable best efforts to remarket such purchased Series A Notes, upon the terms and subject to the conditions of the Remarketing Agreement.

                  (b) REMARKETING PROCEEDS. To the extent the Remarketing Agent has remarketed Series A Notes and has received funds representing a payment for such Series A Notes (the "Remarketing Proceeds") from the purchasers thereof, the Remarketing Agent will promptly forward the Remarketing Proceeds by wire transfer (or in such other manner as is acceptable to the Remarketing Agent) to the holders tendering such Series A Notes for purchase (or, if required pursuant to Section 3.08(b) of the Series A Note Agreement, to the Paying Agent). Except as otherwise provided below with respect to Bank Notes, until such transfer, all such Remarketing Proceeds shall be deposited in a separate, segregated account of the Remarketing Agent (or, if transferred to the Paying Agent as provided in the Series A Note Agreement, in a separate, segregated account of the Paying Agent) for application in accordance with the applicable provisions of Section 3.08(b) of the Series A Note Agreement, and until so applied shall be held in trust for the benefit of the holders tendering such Series A Notes for purchase. Notwithstanding any provision to the contrary herein or in the Series A Note Agreement, for so long as the Series A Notes are held pursuant to a book-entry system maintained by DTC, payments of Remarketing Proceeds with respect to such Series A Notes shall be made pursuant to the rules and procedures established by DTC and its Participants.

                  (c) DELIVERY OF PURCHASED SERIES A NOTES. Series A Notes purchased with Remarketing Proceeds (other than Bank Notes) shall be delivered to the purchasers thereof upon receipt of payment therefor. Prior to such delivery, the Paying Agent shall provide for registration of transfer to the Holders, as provided in a written notice from the Remarketing Agent.

         6. MONEYS TO BE HELD IN TRUST. All proceeds of a draw on the Series A Letter of Credit received by the Trustee and all money that the Trustee or the Paying Agent shall hold in, or shall have withdrawn from, the Series A Letter of Credit Fund or shall have received from any other source and set aside for the purpose of paying any of the Series A Notes, either on the Maturity Date set forth above or by purchase (other than as provided in Section 3.08 of the Series A Note Agreement regarding remarketing of Series A Notes) or call for redemption or for the purpose of paying any interest on the Series A Notes, shall be held in trust for the respective holders or beneficial owners of the Series A Notes. Moneys received by the Remarketing Agent, the Paying Agent or the Trustee from the sale of a Series A Note under Section 3.08 of the Series A Note Agreement regarding remarketing of Series A Notes or from the purchase of any Series A Note will be held segregated from other funds held by the Remarketing Agent, the Paying Agent or the Trustee for the benefit of the Person from whom such Series A Note was purchased and will not be invested while so held. Any money that is so set aside and that remains unclaimed by the holders or beneficial owners for a period of five (5) years after the date on which such Series A Notes have become payable shall be remitted to the Borrower and thereafter the holders or beneficial owners shall look only to the Borrower for payment and then only to the extent of the amounts so received, without any interest thereon, and the Trustee, the Remarketing Agent, the Paying Agent and the Bank shall have no responsibility with respect to such money.

         7. DEFAULTS AND REMEDIES. Upon the occurrence of certain events, and on the conditions, in the manner and with the effect set forth in Article VII of the Series A Note Agreement, the principal of all Series A Notes then outstanding under the Series A Note Agreement may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon. The Series A Note Agreement directs the Trustee to declare an acceleration upon notice by the Bank of the occurrence and continuance of an event of default under the Reimbursement Agreement, and upon the occurrence of certain other Events of Default under the Series A Note Agreement. The Trustee has the right to accelerate the entire unpaid principal of and interest on the Series A Notes in certain events only with the Bank's consent, all as provided in more detail in Article VII of the Series A Note Agreement to which reference is hereby made.

         The owner of this Series A Note shall have no right to enforce the provisions of the Series A Note Agreement or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Series A Note Agreement, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Series A Note Agreement and except that any registered owner may institute action to enforce the payment of the principal of or interest on his Series A Note.

         8. MISCELLANEOUS. Modifications or alterations of the Series A Note Agreement may be made only to the extent and in the circumstances permitted by
Article IX of the Series A Note Agreement.

         Executed counterparts of the Series A Note Agreement are on file at the principal corporate trust office of the Trustee. The holder of this Series A Note, by acceptance hereof, consents to all of the terms and provisions of the Series A Note Agreement.

         It is hereby certified that all acts, conditions and things required to happen, exist and be performed under the laws of the State of New York, and under the Series A Note Agreement precedent to and in connection with the issuance of this Series A Note have happened, exist and have been performed as so required, and that the issuance, authentication and delivery of this Series A Note have been duly authorized by the Borrower.

         Unless the Certificate of Authentication hereto has been executed by the Paying Agent by manual signature of one of its Responsible Officers, this Series A Note shall not be entitled to any benefit under the Series A Note Agreement, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, Hanover Direct, Inc. has caused this Series A Note to be executed in its name and on its behalf by the manual or facsimile signature of the President and Treasurer and attested by manual or facsimile signature of the Secretary or Assistant Secretary and sealed with the corporate seal of Hanover Direct, Inc., all as of the Date of Issuance set forth above.

                                        HANOVER DIRECT, INC.

                                        By: /s/ Jack Rosenfeld
                                            ____________________________________

                                        Name:  Jack Rosenfeld
                                        Title:    President and CEO

ATTEST:

By:________________________________
Name:______________________________
Title:_____________________________


[CORPORATE SEAL]                        By: /s/ Edward J. O'Brien
                                            ____________________________________

                                        Name:  Edward J. O'Brien
                                        Title:    Senior Vice President and
                                                  Treasurer

                          CERTIFICATE OF AUTHENTICATION


         This Series A Note is one of the Series A Notes issued under the provisions of the within-mentioned Series A Note Agreement.

                                        NORWEST BANK MINNESOTA, N.A.,
                                        as Paying Agent


                                        By:_____________________________________
                                             Responsible Officer

Dated:______________

                                   ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

________________________________________________________________________________
    (PLEASE PRINT OR TYPE THE NAME AND ADDRESS, INCLUDING THE ZIP CODE OF THE TRANSFEREE, AND THE FEDERAL TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

the within Series A Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________ Attorney to transfer the within Series A Note on the books kept for registration and transfer thereof, with full power of substitution in the premises.

Dated:______________


                                        By:_____________________________________

                                        NOTICE:   The signature of the
                                                  Registered Owner above must
                                                  correspond with the name of
                                                  the Registered Owner as it
                                                  appears on the registration
                                                  books maintained by the Paying
                                                  Agent.


Signature Guaranteed


By:_________________

NOTICE: Signature(s) must be guaranteed by a member firm of the New York Stock
        Exchange or a commercial bank or
        trust company.

                                    EXHIBIT B

                         NOTICE OF MANDATORY REPURCHASE

                                TO THE OWNERS OF
                        $10,000,000 HANOVER DIRECT, INC.
                          FLEXIBLE TERM NOTES, SERIES A


         NOTICE IS HEREBY GIVEN pursuant to Section 3.07 of the Series A Note Agreement dated as of November 9, 1994 (the "Agreement") between Hanover Direct, Inc. (the "Borrower") and Norwest Bank Minnesota, N.A., as trustee and paying agent (the "Trustee" and the "Paying Agent", as applicable), that the above-referenced Series A Notes are subject to mandatory purchase on [DATE] (the "Purchase Date").

         The Series A Letter of Credit currently in effect is [DESCRIPTION OF Series A Letter of Credit]. Such Series A Letter of Credit will expire/be terminated and replaced with [DESCRIPTION OF SUBSTITUTE Series A Letter of Credit] on [EFFECTIVE DATE]. [DESCRIBE TERMS OF NEW Series A Letter of Credit]. [The existing rating or ratings assigned to the Series A Notes will be reduced to [RATING/RATINGS]/withdrawn due to the termination/expiration and replacement of the Series A Letter of Credit currently in effect.]

         The Series A Notes are subject to mandatory purchase on the Purchase Date at a Purchase Price of 100% of the principal amount of Series A Notes being purchased plus interest accrued to, but excluding, the Purchase Date. The owners are required to tender their Series A Notes, properly endorsed to the Paying Agent by 10:00 a.m. on the Purchase Date. All purchases will be made in immediately available funds on the Purchase Date. From and after the Purchase Date, interest accruing on the Series A Notes shall cease to be payable to the prior holder thereof, the Series A Notes shall cease to be entitled to the benefits of the Agreement and the prior holder will have recourse solely to the funds held by the Paying Agent or the Remarketing Agent, as applicable, for the purchase of the Series A Notes.

         All terms used herein which are not defined herein shall have the meanings assigned to them in the Agreement.

Dated:                                  NORWEST BANK MINNESOTA,
                                        N.A., AS PAYING AGENT FOR HANOVER
                                        DIRECT, INC.

                                        By:_____________________________________

                                        Title:__________________________________


                                       B-1